================================================================================


                             JLA CREDIT CORPORATION,
                           as Seller and as Servicer,

                                       and

                           JLA FUNDING CORPORATION II,
                                  as Purchaser







                          SALE AND SERVICING AGREEMENT

                           Dated as of August 15, 1997




================================================================================

                                TABLE OF CONTENTS
                                                                         Page
                                                                         ----
                                   ARTICLE I.

                                   DEFINITIONS
SECTION 1.01 Definitions .........................................        1

                                   ARTICLE II.

                      PURCHASE AND SALE OF THE LEASE ASSETS

 SECTION 2.01      Purchases and Sales ...........................        6
 SECTION 2.02      Conditions to Obligations of the Purchaser.....        6
 SECTION 2.03      Conditions to Obligations of the Seller........        7
 SECTION 2.04      Lease Purchase Dates...........................        8

                                  ARTICLE III.

                                   THE LEASES

 SECTION 3.01      Representations and Warranties of the Purchaser        8
 SECTION 3.02      Representations and Warranties of the Seller...        9
 SECTION 3.03      Retransfer of Leases...........................       14
 SECTION 3.04      Custody of Lease Files.........................       14
 SECTION 3.05      Duties of Servicer as Custodian................       15
 SECTION 3.06      Instructions; Authority to Act.................       16
 SECTION 3.07      Effective Period and Termination...............       16
 SECTION 3.08      Substitution of Leases.........................       16
 SECTION 3.09      Notice of Substitution.........................       17
 SECTION 3.10      Subsequent Obligations.........................       18

                                   ARTICLE IV.

                     ADMINISTRATION AND SERVICING OF LEASES

 SECTION 4.01      Duties of Servicer; Subservicing Arrangements..       18
 SECTION 4.02      Collection of Rent Payments....................       20
 SECTION 4.03      Repossession of Equipment......................       20
 SECTION 4.04      Theft and Physical Damage Insurance............       21
 SECTION 4.05      Covenants of the Servicer......................       21
 SECTTON 4.06      Transfer of Leases upon Breach.................       23
 SECTION 4.07      Servicing Fee..................................       24
 SECTION 4.08      Monthly Servicer Report........................       24
 SECTION 4.09      Annual Statement as to Compliance..............       24
 SECTION 4.10      Annual Accountants' Statement..................       25
 SECTION 4.11      Access to Certain Information..................       25
 SECTION 4.12      Weekly Servicer Verification...................       26

Section                                                                 Page
-------                                                                 ----

                                   ARTICLE V.

                           DISTRIBUTIONS; STATEMENTS

 SECTION 5.01      Accounts.......................................       26
 SECTION 5.02      Collections; Applications......................       26
 SECTION 5.03      Additional Deposits............................       27
 SECTION 5.04      Distributions..................................       27
 SECTION 5.05      Statements to Noteholders......................       27

                                   ARTICLE VI.

                                   THE SELLER

 SECTION 6.01      Additional Representations of the Seller.......       27
 SECTION 6.02      Merger or Consolidation of Seller..............       29
 SECTION 6.03      Limitation on Liability of Seller and others...       30
 SECTION 6.04      Covenants of Seller............................       30
 SECTION 6.05      Other Liens or Interests.......................       32
 SECTION 6.06      Costs and Expenses.............................       32
 SECTION 6.07      Indemnification................................       32
 SECTION 6.08      Sale...........................................       33
 SECTION 6.09      Accounting Statements..........................       34

                                  ARTICLE VII.

                  THE SERVICER; REPRESENTATIONS AND INDEMNITIES

 SECTION 7.01      Representations of the Servicer................       34
 SECTION 7.02      Liability of Servicer; Indemnities.............       35
 SECTION 7.03      Merger or Consolidation of Servicer............       37
 SECTION 7.04      Limitation on Liability of Servicer and Others.       38
 SECTION 7.05      Servicer Not to Resign.........................       38
 SECTION 7.06      Protection of Interest of Trust Property.......       38


                                  ARTICLE VIII.

                                     DEFAULT

 SECTION 8.01      Events of Default..............................       40
 SECTION 8.02      Trustee to Act; Appointment of Successor.......       42
 SECTION 8.03      Notification to Noteholders....................       44
 SECTION 8.04      Waiver of Past Defaults........................       44

                                   ARTICLE IX.

                            MISCELLANEOUS PROVISIONS


 SECTION 9.01      Amendment .....................................       44

 Section                                                               Page
 -------                                                               ----

SECTION 9.02       Counterparts...................................       45
SECTION 9.03       Governing Law..................................       45
SECTION 9.04       Notices........................................       45
SECTION 9.05       Severability of Provisions.....................       46
SECTION 9.06       Assignment.....................................       46
SECTION 9.07       Submission to Jurisdiction; Venue..............       46
SECTION 9.08       No Bankruptcy Petition.........................       46
SECTION 9.09       Rule 144A Information..........................       47
SECTION 9.10       Limited Recourse...............................       47
SECTION 9.11       Trustee Rights.................................       47


Exhibit A          Form of Bill of Sale
Exhibit B          Form of Monthly Servicer Report

                  This SALE AND SERVICING AGREEMENT dated as of August 15, 1997 is by and among JLA CREDIT CORPORATION, as Seller (the "Seller") and as Servicer (the "Servicer"), and JLA FUNDING CORPORATION II, as Purchaser (the "Purchaser").

                                    RECITALS

                  The Seller desires to sell to the Purchaser, and the Purchaser desires to buy from the Seller, from time to time during the Note Issuance Period (as defined herein), Leases (and related Lease Assets), and the Seller and Purchaser desire, in addition, that the Seller act as Servicer of such Leases and Lease Assets.

                  In consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:


                                   ARTICLE I.

                                   DEFINITIONS

                  SECTION 1.01 Definitions. Whenever used in this Agreement, capitalized terms used and not defined herein have the meanings specified in the Indenture (as defined herein) and the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                  "Agreement" means this Sale and Servicing Agreement, as it may be amended or supplemented from time to time.

                  "Bill of Sale" means the Bill of Sale to be delivered on each Lease Purchase Date pursuant to which the Seller sells to the Purchaser the Leases identified in such Bill of Sale on such Lease Purchase Date, a form of which is attached hereto as Exhibit A.

                  "Cut-Off Date" means, as to any Lease, the last day of the calendar month immediately preceding the applicable Lease Purchase Date of such Lease, as specified in the related Bill of Sale delivered on the applicable Lease Purchase Date.

                  "Eligibility Criteria," means, as to each Lease, the requirements for such Lease to be an "'Eligible Lease" pursuant to Section 3.02.

                  "Eligible Lease" has the meaning specified in Section 3.02.

                  "Eligible Servicer" means an entity which, at the time of its appointment as Servicer or as a subservicer, (i) (a) is servicing a portfolio of equipment lease contracts, (b) is legally qualified and has the capacity to service the Leases, (c) has demonstrated the ability to professionally and competently service a portfolio of similar contracts in accordance with high standards of skill and care, (d) has (if not the Seller) combined capital and surplus of at least $10,000,000 and (e) is qualified and entitled to use, and agrees to maintain the confidentiality of, the software that the Servicer or any subservicer uses in connection with performing its duties and responsibilities under this Agreement or the related subservicing agreement or obtains rights to use or develops its own software which is adequate to perform its duties and responsibilities under this Agreement or the related subservicing agreement,
(ii) so long as no Event of Default has occurred and is continuing, is a subsidiary of the Servicer or a subservicer (which itself is an Eligible Servicer) and which satisfies the requirements of (i)(b), (i)(c) and (i)(d) above, or (iii) is a successor by merger or consolidation to the Servicer in accordance with the provisions of Section 7.03 hereof:

                  "Equipment" means any new or used equipment, together with all accessions thereto and replacement parts, accessories and repairs with respect thereto, which is the subject of a Lease.

                  "Event of Default" means an event specified in Section 8.01.

                  "Excluded Equipment" means any of the following: restaurant equipment, gas supply equipment, gas pumps, gas or chemical tanks, paint booths, processing, dispensing and disposal equipment for environmental waste, real estate, pianos, containers, working capital loans, yellow iron (construction and mining equipment) and sale/leaseback transactions.

                  "Indenture" means the Indenture, dated as of the date hereof, between the Purchaser, the Servicer and LTCB Trust Company, as Trustee, as may be from time to time amended or supplemented pursuant to the applicable provisions thereof.

                  "JLACC" means JLA Credit Corporation, a Delaware corporation, and its successors in interest.

                  "Lease" means, for any applicable Lease Purchase Date, each commercial loan contract or equipment finance lease contract, secured by commercial and/or industrial equipment, including any amendment or modification of such contract and any schedules and promissory notes incorporated therein (including, without limitation, all right to receive Rental Payments) sold and transferred to the Purchaser on such Lease Purchase Date, as identified in the related Bill of Sale.

                  "Lease Files" means the documents specified in Section 3.04.

                  "Lease Purchase Date" means each date during the Note Issuance Period that is designated by the Company to the Seller, upon not less than five Business Days' prior notice to the Seller and the Trustee, and approved by the Seller, on which Leases are to be purchased by the Company pursuant to this Sale and Servicing Agreement.

                  "Lease Purchase Price" has the meaning specified in Section 2.01(b).

                  "Lessee" means each lessee under a Lease and its permitted assigns.

                  "Lien" means any lien, security interest or encumbrance of any kind.

                  "Liquidation Proceeds" has the meaning specified in Section 4.03.

                  "Lock-Box Account" means the account designated as such, established and maintained pursuant to the Lock Box Agreement and in accordance with Section 5.01.

                  "Lock-Box Agreement" means the agreement, dated as of April 3, 1990, by and among the Servicer and Bank of America National Trust and Savings Association (as successor to Continental Bank), as Lock Box Bank (as amended by a letter agreement to be entered into prior to the initial Note Issuance Date and as may be further amended from time to time), pursuant to which the Lock-Box Account is established and maintained.

                  "Lock-Box Bank" means, as of any date, the bank or trust company at which the Lock-Box Account is established and maintained as of such date.

                  "Monthly Payment Date" means the 16th day of each month (or if such date is not a Business Day, the next succeeding Business Day), commencing in the calendar month immediately succeeding the first Note Issuance Date, and ending with the Scheduled Final Payment Date.

                  "Monthly Servicer Report" means a report substantially in the form attached as Exhibit B hereto, completed by and executed on behalf of the Servicer by a Servicing Officer of the Servicer in accordance with Section 4.08.

                  "Note Amortization Period" means the period from (and including) the date that is the earlier of (i) the first day following the end of the Note Issuance Period and (ii) the date (if any) on which any Early Amortization Event or Indenture Event of Default shall have occurred, to (and including) the Scheduled Final Payment Date.

                  "Note Issuance Period" means the period commencing on the Closing Date and ending (unless sooner terminated as described herein) on the date that is the earlier of (i) May 15, 1998 and (ii) the date (if any) on which the aggregate outstanding principal amount of the Notes equals $75,000,000.

                  "Note Principal Balance" means (i) as of any date prior to the first Monthly Payment Date, the outstanding principal balance of the applicable Class of Notes on the initial Note Issuance Date, and thereafter (ii) as of any date, the outstanding principal balance of the applicable Class of Notes as of the preceding Monthly Payment Date; provided that the term "Note Principal Balance", as of any Monthly Payment Date on which a payment in respect of principal has been made, shall mean the outstanding principal balance of the applicable Class of Notes on such date after giving effect to any distributions of Monthly Principal and overdue Monthly Principal on such date.

                  "Pool Balance" means, as of any date, the aggregate Principal Balance of the Leases as of such date.

                  "Predecessor Lease" has the meaning specified in Section 3.08.

                  "Principal Balance" means, with respect to any Lease on any day, (i) the unamortized portion of the purchase price paid by JLACC for the related Equipment and amounts paid by JLACC in respect of taxes and organization costs and fees as of the related Cut-Off Date, minus (ii) the sum of the following with respect to such Lease: (a) the Principal Component of all Rent Payments since the applicable Cut-Off Date received by the Servicer and deposited in the Collection Account (other than the Principal Component of any payments received with respect to future Collection Periods, which will be deposited in the Payahead Account and will constitute Rent Payments in the Collection Period such payments were scheduled to be received) and (b) the Principal Component of all proceeds of any Insurance Policies; provided, however, that for any day following the Monthly Payment Date on which either (x) the proceeds of a prepayment in full of a Lease or a Retransferred Lease are payable to Noteholders under the definition of Monthly Principal or (y) a Defaulted Lease first becomes a Defaulted Lease, the Principal Balance of any such Lease shall be zero.

                  "Purchase Option Payment" shall mean, with respect to any Lease, any payment (received on or after the applicable Cut-Off Date for such Lease) made by a Lessee to purchase the Equipment subject to the Lease.

                  "Rent Payment" shall mean, with respect to each Lease, the scheduled monthly rental payment for the Equipment leased to the Lessee under such Lease, consisting of an Interest Component and a Principal Component.

                  "Retransfer Amount" means, with respect to any Lease, the price equal to the Principal Balance of such Lease (prior to any amendment, modification or exchange) on the first day of the month following the date on which the reacquisition or purchase obligation with respect to such Lease arose pursuant to Section 3.03 or 4.02 hereof, plus accrued interest on the Principal Balance of such Lease, at a race equal to 1/12 of the sum of the (i) Class B Rate and (ii) the Servicing Fee Rate, from the last date on which such amount was paid to the date that is the date of payment of the

Retransfer Amount, less the amount, if any, on deposit in the Payahead Account with respect to such Lease.

                  "Retransferred Lease" means, for any Collection Period, a Lease which has been transferred to the Seller or the Servicer as of the last day of such Collection Period pursuant to Section 3.03 or 4.06.

                  "Retransferred Lease Receivables" means, for any Collection Period, the Lease receivables under Leases which have been retransferred to the Seller or Servicer as of the last day of such Collection Period pursuant to
Section 3.03 or 4.06.

                  "Schedule of Leases" means, as of any date, the schedule of Leases owned by the Purchaser (and included in the Trust Property) on such date. As of each Lease Purchase Date, a Schedule of Leases in respect of the Leases purchased on such date shall set forth, as to each such Lease as of the related Cut-Off Date, among other things, (a) its identifying number and the name of the related Lessee; (b) its date of origination; (c) the original number of months to stated maturity; (d) the original stated maturity; (e) the original Principal Balance at inception of the Lease; (f) the Principal Balance as of the applicable Cut-Off Date; (g) the location where the related Lease File is kept, which shall be 12677 Alcosta Boulevard, San Ramon, California 94583, indicated by the symbol "SRI", or 970 West 190th Street, Suite 710, Torrance, California 90502, indicated by a "IT", or such other address in California as shall be specified therein; (h) the Lease Rate; and (i) the scheduled monthly Rent Payment.

                  "Scheduled Final Payment Date" has the meaning specified in the Indenture.

                  "Seller" means JLACC in its capacity as Seller of Leases under this Agreement, and each successor to JLACC (in the same capacity) pursuant to
Section 6.02.

                  "Servicer" means JLACC, as the servicer of the Leases under this Agreement, and each successor to JLACC (in the same capacity) pursuant to
Section 8.02, and each successor Servicer pursuant to Section 7.03.

                  "Servicer Fee" means, with regard to any Collection Period, the fee payable to the Servicer for services rendered during such Collection Period, determined pursuant to Section 4.07.

                  "Servicing Fee Rate" means 1% per annum.

                  "Substitute Lease" means any Lease that is substituted by the Seller pursuant to Section 3.08 for a Lease previously sold to the Purchaser hereunder.

                                   ARTICLE II.

                      PURCHASE AND SALE OF THE LEASE ASSETS

                  SECTION 2.01 Purchases and Sales. On each Lease Purchase Date, subject to the terms and conditions of this Agreement, the Seller agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Seller, all of the Seller's right, title and interest in, to and under such Leases as are offered by the Seller for sale to, and accepted by the Purchaser for purchase by, the Purchaser (including the rights to any Purchase Option Payments), together with the property of the Seller constituting the related Lease Assets and all of Seller's right, title and interest in and to the related Equipment.

                           (a) Transfer of Leases. On each Lease Purchase Date,
the Seller shall sell, transfer, assign and otherwise convey to the Purchaser, without recourse, all of the Seller's right, title and interest in, to and under the Leases and related Lease Assets that the Purchaser has agreed to purchase on such date. Each Lease to be so purchased shall be identified in a Bill of Sale delivered by the Seller to the Purchaser on such Lease Purchase Date.

                           (b) Lease Purchase Price. In consideration for the
Lease Assets being sold on a Lease Purchase Date, the Purchaser shall, on each Lease Purchase Date, pay to the Seller an amount equal to the aggregate Principal Balance of the Leases being sold as the purchase price for such Leases and the related Lease Assets (the "Lease Purchase Price"). On each Lease Purchase Date, the Seller may make a capital contribution to the Purchaser in an amount that, together with all other amounts available to the Purchaser for the purchase of Leases on such date in the Lease Purchase Account, along with the proceeds of the issuance of Notes on the related Note Issuance Date, will be applied by the Purchaser as a portion of the amount that is the Lease Purchase Price of the Leases to be purchased by the Purchaser from the Seller on such Lease Purchase Date. The amount so paid and contributed to the Purchaser will be deposited into the Lease Purchase Account for application by the Trustee in accordance with the Indenture.

                     SECTION 2.02 Conditions to obligations of the Purchaser. The obligations of the Purchaser to purchase the Leases and related Lease Assets and interest of the Seller in the related Equipment on each Lease Purchase Date is subject to the satisfaction of the following conditions as of such Lease Purchase Date:

                           (a) Representations and Warranties True. The
                  representations and warranties of each of the Seller and the Servicer hereunder shall be true and correct on such Lease Purchase Date and with the same effect as if made on such date.

                           (b) Compliance with Obligations. The Seller shall
                  have performed all obligations to be performed by it hereunder on or prior to such Lease Purchase Date.

                           (c) No Defaults. No Event of Default hereunder or
                  Indenture Event of Default shall have occurred or be continuing.

                           (d) Weighted Average Yield. Upon the transfer of each
                  Lease to be transferred to the Purchaser on such Lease Purchase Date, the Weighted Average Yield of all Leases acquired by the Purchaser on or prior to such date (and included in the Trust Property pursuant to the Indenture) will be not less than 10% per annum.

                           (e) Bill of Sale. The Seller shall deliver to the
                  Purchaser a Bill of Sale, duly completed and executed, together with an attached duly prepared Schedule of Leases identifying the Leases transferred pursuant to such Bill of Sale.

                           (f) Evidence of UCC Filing. On or prior to such Lease
                  Purchase Date, the Seller shall record and file, at the Seller's expense, UCC financing statements in each jurisdiction in which required by applicable law, executed by the Seller, as seller or debtor, and naming the Purchaser, as purchaser, identifying the Leases and related Lease Assets as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of its interest in such Lease Assets to the Purchaser. The Seller shall deliver a file-stamped copy, or other evidence satisfactory to the Purchaser, of each such filing, to the Purchaser on or prior to such Lease Purchase Date.

                           (g) Computer Files Marked. The Seller shall, at its
                  own expense, on or prior to such Lease Purchase Date, indicate in its computer files that the Leases to be purchased on such date (together with all other Leases sold to purchaser by Seller) have been sold to the Purchaser pursuant to this Agreement and shall deliver to the Purchaser a cumulative Schedule of Leases, certified by an officer of the Seller to be true, correct and complete.

                           (h) Other Documents. At the Seller's expense, the
                  Seller shall deliver, or cause to be delivered, such other documents, and take or cause to be taken such other actions, as the Purchaser may reasonably request or as may be otherwise necessary to vest in the Purchaser all of Seller's right, title and interest in and to the Leases and related Lease Assets.

                  SECTION 2.03 Conditions to Obligations of the Seller. The obligation of the Seller to sell the Leases and the Lease

Assets to the Purchaser on each Lease Purchase Date is subject to the satisfaction of the following conditions:

                             (a) Performance of Agreement. The representations and warranties of the Purchaser hereunder shall be true and correct on such Lease Purchase Date with the same effect as if then made, and the Purchaser shall have performed all obligations to be performed by it hereunder on or prior to such Lease Purchase Date.

                             (b) Lease Purchase Price. On each Lease Purchase Date, the Purchaser will deliver to the Seller the Lease Purchase Price, as provided in Section 2.01(b).

                  SECTION 2.04 Lease Purchase Dates. At any time or from time to time during the Note Issuance Period, not more frequently than once per calendar month during such Note Issuance Period, the Seller and Purchaser may establish one or more Lease Purchase Dates. As of the date hereof, the Lease Purchase Date in each calendar month is expected to be a Business Day during the first or second week of each calendar month, subject to agreement otherwise by Seller and Purchaser. A Lease Purchase Date will occur only on a date on which the Seller has an amount of Eligible Leases sufficient to be acceptable for purchase by the Purchaser on such date and the Purchaser has sufficient available funds in the Lease Purchase Account (from Note issuances, Seller capital contributions and principal payments on Leases) to pay the applicable Lease Purchase Price on such date; provided that no failure of Leases to constitute Eligible Leases shall affect the validity of any Bill of Sale or any purchase that occurs on any Lease Purchase Date. Each purchase and sale of Leases on a Lease Purchase Date shall be subject to the other conditions and provisions set forth in this Article II.


                                  ARTICLE III.

                                   THE LEASES

                  SECTION 3.01 Representations and Warranties of the
Purchaser. The Purchaser hereby represents and warrants to the Seller, as of the date hereof, as of the Closing Date and as of each Lease Purchase Date, as follows:

                  (a) The Purchaser has been duly incorporated and is validiy existing as a corporation in good standing under the laws of the State of Delaware, and has full corporate power and authority to execute and deliver this Agreement and to perform the terms and provisions hereof.

                  (b) This Agreement has been duly authorized, executed and delivered by the Purchaser, and is the legal, valid, binding and enforceable obligation of the Purchaser, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equitable principles. The consummation of the transactions contemplated by this Agreement, and the fulfillment of the terms hereof, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Purchaser pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, guarantee or similar agreement or instrument under which the Purchaser is a debtor or guarantor (other than the liens created pursuant to this Agreement), nor will such action result in any violation of the provisions of the certificate of incorporation or the bylaws of the Purchaser.

                  (c) No legal or governmental proceedings are pending to which the Purchaser is a party or of which any property of the Purchaser is the subject, and no such proceedings are threatened or contemplated by governmental authorities or threatened by others, other than such proceedings which will not have a material adverse effect upon the general affairs, financial position, net worth or results of operations of the Purchaser and will not materially and adversely affect the performance by the Purchaser of its obligations under, or the validity and enforceability of, this Agreement.

                  SECTION 3.02 Representations and Warranties of the Seller. The Seller hereby makes the following representations and warranties as to each Lease on the Lease Purchase Date therefor and each of the Purchaser, and the Trustee, as pledgee of the Purchaser, shall rely upon such representations and warranties in accepting each such Lease and the related Lease Assets. Such representations and warranties shall be deemed to be made for each Lease as of the related Lease Purchase Date unless otherwise specified, but shall survive the transfer of such Leases to the Purchaser (and by the Purchaser to the Trustee). As to each Lease to be purchased on the applicable Lease Purchase
Date:

                  (a) The Seller is the sole legal and beneficial owner of all right, title and interest in and to the Leases and the Lease Assets, including the rights to the Rent Payments and the Insurance Proceeds with respect to the Leases, free from any Lien of any Person (except for (i) any Lien which has been waived or released by any Person prior to the date hereof and (ii) the rights of Lessees to Insurance Proceeds on account of reimbursements for equipment repairs).

                  (b) The Seller is the owner of each item of Equipment that is subject to any Lease that is not a finance lease and the Seller has a perfected security interest in, or is the owner of, each item of Equipment that is the subject of any other Lease, with a Lien or ownership that is prior to the interest of any other Person, except for (i) any Lien which has been waived or released by any Person prior to the date hereof and (ii) the rights of the Lessees with regard to the Equipment under the Leases and any liens arising from action of Lessees.

                  (c) The Seller (i) has in its possession the original copy of each Lease that constitutes "chattel paper" under the Uniform Commercial Code and (ii) has in its possession, with respect to each other Lease, a copy of the master lease, certified by the seller or other transferor of the Lease to the Seller, and an original executed copy of the relevant lease schedule or assignment agreement, and (iii) has provided the Purchaser and the Trustee with access to original copies of all the Leases, including any amendments thereto and any documents related thereto, and those copies will have been true and complete copies of the Leases and such amendments and related documents, and no provision of any Lease will have been amended, modified or waived other than by documents included in the original copies to which the Purchaser and the Trustee has been given access.

                  (d) Neither the Seller nor, insofar as the Seller is aware, any Lessee, has done or failed to do anything (other than Rent Payment delinquencies of 60 days or less) which would or might permit any Lessee or the Seller to terminate any Lease or suspend or reduce any payments or obligations due or to become due thereunder by reason of default by the other party to such Lease, except for amounts which are not material to the business of the Purchaser or to the value of such Leases to the Noteholders. Neither the rights and interests of the Seller in any Lease nor the obligations of the Lessee under any Lease are subject to any defense, offset, counterclaim, claim or right of rescission, and none of the foregoing have been asserted or alleged against the Seller as to any Lease.

                  (e) Each Lease is a legal, valid and binding obligation of the Lessee under such Lease and of the Seller, enforceable against each of them in accordance with its terms, except as such enforceability may be affected by applicable bankruptcy, insolvency, reorganization and other similar laws affecting the rights of creditors generally and by general principles of equity.

                  (f) All filings and other actions required to be made or taken by the Seller to evidence the Purchaser's rights in respect of the Leases and the Lease Assets have been accomplished and are in full force and effect, except that the Seller will not have notified any insurer with respect to the transfer of the right to receive Insurance Proceeds.

                  (g) The Seller has granted the Purchaser full access to its books and records, which contain a complete and correct statement of the Rent Payments payable by the Lessee under each Lease and with respect to the related Equipment, separately setting forth such amounts with respect to each Lease for each month for the number of months of anticipated Rent Payments under such Lease.

                  (h) The Lease complied at the time it was originated or made, and at the applicable Lease Purchase Date will comply, in all material respects with all requirements of applicable federal, state and local law and regulations thereunder, including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and S and other equal credit opportunity and disclosure laws, in each case to the extent applicable to nonconsumer transactions.

                  (i) As of the Lease Purchase Date, the Lease (i) has not been terminated, is not a Defaulted Lease and is not more than 60 days past due as of the related Cut-Off Date as to any amount required to be paid thereunder, (ii) has a remaining term to scheduled maturity of not more than 60 months and not less than 6 months as of the related Cut-Off Date, (iii) is a direct financing lease, (iv) relates to an item of Equipment that is not in repossession by the Lessor or subject to procedures for obtaining repossession by the Lessor or possession by any other Person, (v) has a term ending not later than the last day of the Collection Period immediately preceding the Scheduled Final Payment Date, (vi) relates to a Lessee that (A) is an individual residing in the United States or a corporation, limited liability company or limited liability partnership organized under the laws of the United States or any state thereof,
(B) is not the United States or a state or any agency or instrumentality thereof and (C) has not been disapproved by the Seller (based, in the Seller's reasonable judgment, upon the creditworthiness of such Lessee), (vii) constitutes "chattel paper" within the meaning of Section 9-105 of the UCC as in effect in the state of New York and there is only one original executed copy of each Lease, (viii) is denominated in United States dollars and is payable in the United States in United States dollars, (ix) relates to an item of Equipment which is located in the United States and has already been delivered, (x) is not a "consumer lease" as defined in Section 2A-103(i) of the UCC, (xi) provides for level monthly payments which, if made as scheduled, fully amortize the amount financed (other than the Residual Amount, if any) over the original term of the Lease; (xii) has a pre-tax yield (based on original net investment and timing of payment amounts) of at least 8.75%, (xiii) has an original equipment cost of less than $500,000, (xiv) is not secured by a bus, car, truck, trailer or any type of motor vehicle which requires motor vehicle titling, and is not secured primarily by any Excluded Equipment, (xv) was not more than 60 days past due during the term of the Lease, and (xvi) has been determined by the Seller to satisfy all applicable approval requirements of the Seller.

                  (j) The Lessee under the Lease has not been noted in the electronic ledger of the Servicer as being the subject of a bankruptcy proceeding.

                  (k) No facts exist which would give rise to any right of rescission, setoff, counterclaim or defense nor have any been asserted, or to the best of the Seller's knowledge after due inquiry, threatened, with respect to the Lease.

                  (l) The Lease has not been sold, transferred, assigned or pledged by the Seller to any Person other than the Purchaser. Immediately prior to the transfer of the Leases to the Purchaser, the Seller had good and marketable title to such Lease free and clear of all Liens (except for any Lien which has been waived or released by any Person prior to the date hereof) and immediately upon the transfer thereof pursuant to the related Bill of Sale, the Purchaser will acquire good and marketable title to such Lease, free and clear of all Liens, encumbrances, security interests, and rights of others.

                  (m) The Lease does not require the prior written consent of the Lessee for, or contain any other restrictions on, the transfer or assignment of the Lease.

                  (n) The Lease does not have a Lessee that is the obligor on a Lease or Leases for which the aggregate Principal Balance exceeds 1.5% of the Pool Balance as of the applicable Cut-Off Date for the third Lease Purchase Date and as of the applicable Cut-Off Date for each Lease Purchase Date thereafter during the Note Issuance Period (in each case after giving effect to the purchase of Leases to occur on such Lease Purchase Date).

                  (o) The Lease was selected from equipment leases in the Seller's portfolio that had met the applicable conditions specified in this
Section 3.02 utilizing no selection procedures adverse to the Purchaser relative to similar equipment leases in the Seller's portfolio.

                  (p) The Lease provides that the Lessee's obligations under the Lease including, without limitation, the obligation to make Rent Payments, are absolute and unconditional and shall continue without any claim, defense, set-off, counterclaim, reduction, or abatement of any kind whatsoever and regardless of any inability of the Lessee to use the Equipment or any part thereof because of any reason whatsoever including damage to or destruction thereof.

                  (q) The Lease provides that the Lessee shall maintain the Equipment in good operating condition, repair and appearance, and protect it from deterioration other than normal wear and tear.

                  (r) The Lease was not previously transferred to or owned by the Purchaser.

                  (s) If the Lease was not originated by the Seller but was acquired by the Seller in a purchase transaction then such Lease (i) constitutes a "finance lease" under generally accepted accounting principles, (ii) does not by its terms permit, on or after the applicable Lease Purchase Date, the Lessor (or any transferee) to require the predecessor owner or other transferor to repurchase such Lease or otherwise provide credit support for payments due under the Lease.

                  (t) Neither the Seller nor any entity aggregated now or at any relevant time with the Seller under Section 4001 of ERISA or Section 414 (b) or
(c) of the Code (i) has any material tax, penalty or other liability under ERISA or the employee benefits provisions of the Code, or (ii) is subject to having any of its property subject to a lien or other encumbrance thereunder, where such liability is or could becom6 the liability of the Purchaser or the Trustee or where the property of the Purchaser could be subject to such a lien or encumbrance, (iii) no such liability, lien or encumbrance presently is expected to occur or exist, (iv) no notice of intent to terminate any employee benefit plan under ERISA (a "Plan") has been filed under Title IV of ERISA by it or any plan administrator, (v) no "prohibited termination" under Section 406 (b) of ERISA has been engaged in by it and (vi) no "accumulated funding deficiency" under ERISA has occurred or exists with respect to any Plan.

                  (u) Upon the transfer of each Lease to be transferred to the Purchaser (and included in the Trust Property pursuant to the Indenture) on such date, (i) the aggregate Principal Balance of all Leases with Lessees having billing addresses with the same postal zip code does not exceed 5% of the Pool Balance, (ii) the aggregate Principal Balance of all Leases with Lessees located (by billing address) in any one state other than California does not exceed 25% of the Pool Balance, (iii) the aggregate Principal Balance of all Leases with Lessees located (by billing address) in California does not exceed 60% of the Pool Balance, (iv) the aggregate Principal Balance of all Leases relating to Equipment that is used Equipment does not exceed 15% of the Pool Balance.

                  (v) the aggregate Principal Balance of all Leases that were not originated by the Seller but were instead acquired by the Seller in purchase transactions in which Form UCC-3 filings were not made naming the Lessee as debtor and the Seller as assignee of the underlying seller secured party does not exceed 5% of the Pool Balance.

                  (w) Upon the transfer of each Lease to be transferred to the Purchaser, the Leases owned by the Purchaser (and included in the Trust Property pursuant to the Indenture) will have a weighted average term to maturity of not more than 50 months commencing from the last day of the Note Issuance Period.

                  (x) Statistical information appearing in the Confidential Private Placement Memorandum dated June 1997, as amended or supplemented to the date hereof, is true and accurate in all material respects as of the date hereof.

                  A Lease which satisfies all of the above representations and warranties shall be deemed an "Eligible Lease".

                  SECTION 3.03 Retransfer of Leases. The Seller, the Servicer, the Purchaser or the Trustee, as the case may be, shall inform the other parties and the Trustee promptly, in writing, upon the discovery of a breach of any of the Seller's representations and warranties set forth in Section 3.02, that materially and adversely affects the interest of the Purchaser and the Trustee in any Lease. Each such notice shall include a statement that such breach materially and adversely affects the interest of the Purchaser in such Lease. As of the last day of the month following the month (or, if the Seller elects, as of the last day of the month) in which the Seller becomes aware or receives such written notice of such breach, the Seller, unless it cures the breach, shall reacquire such Lease materially and adversely affected by the breach. The Seller shall remit the Retransfer Amount of such Lease as of the date of retransfer in the manner specified in Section 5.03. Except as provided in Section 7.02, the sole remedy of the Purchaser, the Trustee or the Noteholders against the Seller with respect to a breach of a representation or a warranty set forth in Section
3.02 or any matter set forth in this Section 3.03 shall be to require the Seller to reacquire Leases pursuant to this Section 3.03. With respect to all Leases repurchased by the Seller pursuant to this Agreement, the Purchaser shall assign, without recourse, representation or warranty (except as to the absence of liens, claims, or encumbrances resulting from actions taken, or failed to be taken, by the Purchaser), to the Seller all the Purchaser's right, title and interest in and to such Leases and the related Lease Assets. The determination of "material and adverse" as to the interest of the Purchaser or the Trustee in a Lease would be made by the Purchaser, or by the Trustee (upon a Noteholders' instruction pursuant to the Indenture), in determining whether notice would be sent, and may be expected to include consideration of such matters as likelihood of full repayment, enforceability of security for the loan and other similar matters.

                  SECTION 3.04 Custodv of Lease Files. To assure uniform quality in servicing the Leases and to reduce administrative costs, the Purchaser, upon the execution and delivery of this Agreement, revocably appoints the Servicer, acting directly or through a subservicer or another agent, and the Servicer accepts such appointment, to act as the agent of the Trustee as custodian of the following documents or instruments (the "Lease Files") which are hereby constructively delivered to the Trustee with respect to each Lease:

                           (i) The original copy of each Lease that constitutes
                  "chattel paper" under the Uniform Commercial Code and, with respect to each other Lease, a copy of the master lease, certified by the seller or other transferor of the Lease to the Seller, and an original executed copy of the relevant lease schedule or assignment agreement,

                           (ii) Documents, if any, evidencing the existence of
                  theft and physical damage insurance covering the Equipment or the Lessee;

                           (iii) Copies of documents that the Servicer shall
                  keep on file, in accordance with its customary procedures, evidencing the interest of Seller in the Equipment; and

                           (iv) Any and all other documents that the Seller or
                  the Servicer, as the case may be, shall keep on file, in accordance with its customary procedures, relating to a Lease, the related items of Equipment or other related Lease Assets or a Lessee.

                  The Lease Files will not be stamped or otherwise marked to reflect the transfer of the Leases from the Seller to the Purchaser or the pledge of the Purchaser to the Trustee and will not be segregated from the files of other leases and installment sale contracts of the Servicer. Prior to conveyance of the Leases to the Purchaser, Seller will cause the electronic ledger and computer systems used by Seller as a master record of the Leases to be marked to show that such Leases have been conveyed by Seller to the Purchaser and pledged to the Trustee and will file UCC financing statements reflecting such sales and assignments with appropriate governmental authorities. The Seller will not alter the electronic ledger designation referenced in this paragraph with respect to any Lease during the term of this Agreement unless and until such Lease becomes a Retransferred Lease. The Lessees under the Leases will not be notified of the transfer of the Leases to the Purchaser.

                  SECTION 3.05 Duties of Servicer as Custodian.

                  (a) Safekeeping. The Servicer, in its capacity as agent of the Purchaser and the Trustee and as custodian pursuant to Section 3.04 above, shall hold (or have a subservicer or other agent hold on behalf of the Servicer) the Lease Files on behalf of the Trustee for the benefit of all present and future Noteholders and maintain such accurate and complete accounts, records and computer systems pertaining to the Leases as shall enable the Trustee to comply with its obligations pursuant to the Indenture. In performing its duties as custodian, the Servicer shall act with reasonable care (and shall cause each subservicer or agent to act with reasonable care), using that degree of skill and attention that the Servicer (or subservicer or agent) exercises with respect to the files of comparable equipment leases that the Servicer services for itself or others. The Servicer shall promptly report to the Trustee any failure on its part (or on the part of a subservicer or agent) to hold the Lease Files and maintain its accounts, records and computer systems as herein provided, and shall promptly take appropriate action to remedy any such failure. The Trustee has not reviewed (and is not obligated to review) the Lease Files and has no knowledge of their contents.

                  (b) Maintenance of and Access to Records. The Servicer shall maintain each Lease File at its office specified in Section 9.04 hereof or at its office at 970 West 190th Street, Suite 710, Torrance, California 90502, as (in each case) specified in the applicable Schedule of Leases. The Servicer shall make available (and shall cause each subservicer or agent to make available) to the Purchaser and/or Trustee or its duly authorized representatives, attorneys or auditors the Lease Files and the related accounts, records and computer systems maintained by the Servicer or subservicer or agent at such times during normal operating hours as the Purchaser and/or Trustee shall reasonably instruct which do not unreasonably interfere with the Servicer's or subservicer's or agent's normal operations or customer or employee relations.

                  SECTION 3.06 Instructions; Authority to Act. The Servicer shall be deemed to have received proper instructions from the Trustee with respect to the Lease Files upon its receipt of written instructions signed by a Responsible Officer.

                  SECTION 3.07 Effective Period and Termination. The Servicer's appointment as custodian shall become effective as to the Leases being sold on a Lease Purchase Date as of the applicable Cut-Off Date for such Lease Purchase Date and shall continue in full force and effect until terminated pursuant to this Section 3.07 or until this Agreement and Indenture shall be terminated and all of the Notes and other amounts due and owing under the Indenture are paid in full. The Servicer may perform its duties as custodian through one or more agents, which agents may maintain physical possession of Lease Files as agent for the Servicer acting as custodian. If the Servicer shall resign as Servicer under Section 7.05 or if all of the rights and obligations of the Servicer shall have been terminated under Section 8.01, the appointment of the Servicer as custodian may be terminated by the Trustee or by the Holders of Notes evidencing not less than a majority of the Note Principal Balance, in the same manner as the Trustee or such Holders may terminate the rights and obligations of the Servicer under Section 8.01. The Purchaser or the Trustee may terminate the Servicer's appointment as custodian at any time upon written notification to the Servicer. As soon as practicable after any termination of such appointment, the Servicer shall deliver the Lease Files to the Trustee or the Trustee's agent at such place or places as the Trustee may reasonably designate. The Servicer shall cooperate with the Trustee in making the transfer and shall bear all of its costs and expenses with respect to such transfer. Notwithstanding the termination of the Servicer as custodian, the Trustee agrees that upon any such termination, the Trustee shall provide, or cause its agent to provide, access to the Lease Files to the Servicer and each subservicer for the purpose of carrying out the Servicer's duties and responsibilities with respect to the servicing of the Leases hereunder.

                  SECTION 3.08 Substitution of Leases. (a) The Seller will have the right (but not the obligation) at any time to substitute one or more Eligible Leases (each a "Substitute Lease") and the Equipment subject thereto (or, with respect to equipment notes, finance leases and conditional sales agreements, a security interest therein) for a Lease (each a "Predecessor Lease") and the Equipment subject thereto (or a security interest therein) if:

                        (i) the Predecessor Lease is then subject to repurchase by the Seller pursuant to Section 3.03; or


                        (ii) the Predecessor Lease has been a Defaulted Lease since the last day of the most recent Collection Period.


provided, however, that (A) on the date of such substitution (and after giving effect thereto) (x) the cumulative Principal Balance of all Leases substituted pursuant to clauses (i) and (ii) of this Section 3.08(a) shall not exceed 10% of the Pool Balance of the Leases, determined as of the date of such substitution, and (y) the cumulative Principal Balance of all Leases substituted pursuant to clause (ii) of this Section 3.08(a) shall not exceed 3% of the Pool Balance of the Leases as of the date of such substitution, (B) no Lease shall be substituted pursuant to clause (ii) of this Section 3.08 (a) on any date on which any Class B Note is owned by the Seller or any Affiliate of the Seller,
(C) the final maturity of each Substitute Lease is not later than the final maturity of the Predecessor Lease for which it is being substituted, (D) the Lease Rate of each Substitute Lease is equivalent to or greater than the Lease Rate of the Predecessor Lease for which it is being substituted, and (E) the related Equipment to which each Substitute Lease relates is comparable to the related Equipment of the Predecessor Lease for which it is being substituted. If such Substitute Lease has a Principal Balance less than the Principal Balance of the Predecessor Lease, the Seller shall, on the date of substitution, deposit funds in an amount equal to such difference into the Collection Account for application as provided in the Indenture.

                  (b) Any substitution pursuant to this Section 3.08 shall become effective upon (i) delivery to the Trustee and the Purchaser of an instrument or instruments effectively transferring to the Purchaser all right, title and interest of the Seller in and to the Eligible Lease being substituted and the Equipment subject thereto, and granting the Trustee a valid and first priority security interest in such Substitute Leases and the related Equipment
(ii) the taking of such other action as the Trustee may reasonably request in order to subject such Eligible Lease and the Equipment subject thereto to the lien of the Indenture, and (iii) delivery to the Seller by the Purchaser of an instrument or instruments transferring to the Seller, without representation or warranty, all of the Purchaser's right, title and interest in and to the Lease and the Equipment for which the substitution is being made.

                  SECTION 3.09 Notice of Substitution. In the Monthly Servicer Report to be delivered on each Determination Date, the Seller shall give written notice to the Truszee, the Servicer and the Rating Agency of each substitution of Leases pursuant to Section 3.08 hereof and of any related repurchase pursuant to Section 3.03 hereof during the preceding Collection Period. Such notice shall (i) specify the amount of each periodic Rent Payment under the Predecessor Lease and the amount of each periodic Rent Payment under each Eligible Lease being substituted (and the portion thereof, if any, constituting Excess Amount), (ii) specify the Principal Balance of the Predecessor Lease and of the Substitute Lease and any shortfall to be deposited in the Collection Account, and (iii) be accompanied by an Officer's Certificate certifying as to each of the facts or conditions specified in the definition of "Eligible Lease" set forth in Section 3.02 hereof and that each such Substitute Lease is an Eligible Lease and complies with the requirements of Section 3.08.

                  SECTION 3.10 Subsecruent obligations. Upon any substitution of Leases in accordance with the provisions of Section 3.08 and 3.09, such Substitute Lease shall become a "Lease" for all purposes of this Agreement and the Indenture, the Seller's and the Servicer's obligations hereunder with respect to the Predecessor Lease shall cease but the Seller and the Servicer shall each thereafter have the same obligations with respect to the Substitute Lease substituted as it has with respect to all other Leases subject to the terms hereof.


                                   ARTICLE IV.

                     ADMINISTRATION AND SERVICING OF LEASES

                  SECTION 4.01 Duties of Servicer; Subservicing Arrangements. The Servicer, as agent for the Purchaser, shall manage, service, administer and make collections on the Leases with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to comparable equipment leases that it services for itself or others. The Servicer may enter into subservicing agreements with one or more subservicers for the servicing and administration of certain of the Leases; provided, however, that any such subservicer shall be, and shall remain, for so long as it is acting as subservicer, an Eligible Servicer. References in this Agreement to actions taken, to be taken, permitted to be taken, or restrictions on actions permitted to be taken, by the Servicer in servicing the Leases shall include actions taken, to be taken, permitted to be taken, or restrictions on actions permitted to be taken, by a subservicer on behalf of the Servicer, and references to amounts collected by the Servicer shall be deemed to include amounts collected by the subservicer on behalf of the Servicer. Each subservicing agreement will be upon such terms and conditions as are not inconsistent with this Agreement and the standard of care set forth herein and as the Servicer and the subservicer have agreed. All compensation payable to a subservicer under a subservicing agreement shall be payable by the Servicer from its servicing compensation or otherwise from its own funds, and none of the Purchaser, the Trustee or the Noteholders will have any liability to the subservicer with respect thereto.


                  Notwithstanding any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer or a subservicer or any reference to actions taken through such Persons or otherwise, the Servicer shall remain obligated and liable to the Purchaser, the Trustee and Noteholders for the servicing and administering of the Leases and the other Trust Property in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements.

                  Any subservicing agreement that may be entered into and any other transactions or servicing arrangements relating to the Leases and the other Trust Property involving a subservicer in its capacity as such shall be deemed to be between the subservicer and the Servicer alone, and the Purchaser, the Trustee and the Noteholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the subservicer except as set forth in the next succeeding paragraph.

                  In the event the Servicer shall for any reason no longer be acting as such, the successor Servicer may, in its discretion, thereupon assume all of the rights and obligations of the outgoing Servicer under a subservicing agreement. In such event, the successor Servicer shall be deemed to have assumed all of the outgoing Servicer's interest therein and to have replaced the outgoing Servicer as a party to each such subservicing agreement to the same extent as if such subservicing agreement had been assigned to the successor Servicer, except that the outgoing Servicer shall not thereby be relieved of any liability or obligations on the part of the outgoing Servicer to the subservicer under such subservicing agreement. The outgoing Servicer shall, upon request of the Purchaser, but at the expense of the outgoing Servicer, deliver to the successor Servicer all documents and records relating to each such subservicing agreement and the Leases and other Trust Property then being serviced thereunder and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of any subservicing agreement to the successor Servicer. In the event that the successor Servicer elects not to assume a subservicing agreement, the outgoing Servicer, at its expense, shall cause the subservicer to deliver to the successor Servicer all documents and records relating to the Leases and the other Trust Property being serviced thereunder and all amounts held (or thereafter received) by such subservicer (together with an accounting of such amounts) and shall otherwise use its best efforts to effect the orderly and efficient transfer of servicing of the Leases and the other Trust Property being serviced by such subservicer to the successor Servicer.

                  The Servicer's duties shall include collection and posting of all payments, responding to inquiries by Lessees or by federal, state or local governmental authorities with respect to the Leases, investigating delinquencies, administering and enforcing the Insurance Policies (if any) in accordance with its customary procedures, accounting for collections, furnishing monthly and annual statements to the Purchaser and the Trustee with respect to distributions, deposits and withdrawals, and preparing applicable federal, state or local tax information returns and furnishing applicable forms or statements, if any, to the Company. The Servicer shall follow its customary standards, policies, and procedures for equipment leases in performing its duties as Servicer. Without limiting the generality of the foregoing, the Servicer shall, subject to the terms of the Indenture, be authorized and empowered by the Purchaser and the Trustee to execute and deliver, on behalf of itself, the Trustee and the Purchaser, or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Leases or the Equipment. If the Servicer shall commence a legal proceeding to enforce a Lease or any Insurance Policies in respect thereof, the Purchaser shall thereupon be deemed to have automatically assigned such Lease and the related Trust Property to the Servicer, solely for the purpose of collection and, upon its receipt of notice in writing from the Servicer, the Trustee shall be deemed to have released its Lien thereon. Upon written request of the Servicer and receipt by the Purchaser and the Trustee of an Officer's Certificate setting forth the facts underlying such request, the Purchaser shall furnish the Servicer with any limited powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder and the Purchaser and the Trustee shall not be held liable for such actions of the Servicer thereunder.

                  SECTION 4.02 Collection of Rent Payments. The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Leases as and when the same shall become due, and in connection therewith shall follow such collection procedures as it follows with respect to comparable new or used equipment leases that it services for itself or others; provided, however, that, within two Business Days after each Lease Purchase Date, the Servicer shall notify each Lessee, if any, not already required to make payments directly to the Lock Box Account to make all payments with respect to its respective Leases on and after the Cut-Off Date directly to the Lock-Box Account. The Servicer may, in accordance with its customary standards, policies and procedures, in its discretion waive any Administrative Fees that may be collected in the ordinary course of servicing a Lease.

                  SECTION 4.03 Repossession of Equipment. on behalf of the Purchaser, the Servicer shall use its best efforts, consistent with its customary servicing procedures, to repossess or otherwise take possession of the Equipment relating to any Lease which the Servicer shall have determined to be a Defaulted Lease (and shall specify such Lease to the Purchaser and the Trustee no later than the Determination Date following the Collection Period in which the

Servicer shall have made such determination). The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of equipment leases. The Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of recovery and repossession of such Equipment solely from the proceeds of liquidation. All proceeds of liquidation ("Liquidation Proceeds") realized in connection with any such action with respect to a Lease which has not been retransferred under
Section 3.03 shall be deposited by the Servicer in the Collection Account in the manner specified in Section 5.02 and shall be applied to reduce (or to satisfy, as the case may be) unpaid Rent Payments on such Lease. The foregoing shall be subject to the provision that, in any case in which the Equipment shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Equipment unless it shall determine in its sole discretion that such repair and/or repossession will increase the Liquidation Proceeds of the related Lease by an amount equal to or greater than the amount of such expenses which, in any event, shall not be unreasonable.

                  SECTION 4.04 Theft and Physical Damacte Insurance. The Servicer shall require that each Lessee shall have obtained and shall maintain theft and physical damage insurance covering the Equipment. The Servicer shall enforce its rights under the Leases to require the Lessees to maintain theft and physical damage insurance to the extent consistent with the Servicer's customary practices and procedures with respect to comparable equipment leases that it services for itself or others (but shall not, in any event, be required to monitor the maintenance of or obtain such insurance). The Servicer may sue to enforce or collect upon the Insurance Policies, in its own name, if possible, or as agent for the Trustee. If the Servicer elects to commence a legal proceeding to enforce an Insurance Policy, the act of commencement shall, upon the Trustee's receipt of notice in writing from the Servicer, be deemed to be an automatic assignment of the rights of the Trustee under such Insurance Policy to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce an Insurance Policy on the grounds that it is not a real party in interest or a Holder entitled to enforce the Insurance Policy, the Trustee, at the Servicer's expense, or the Purchaser at the Purchaser's expense, shall take such steps as the Servicer deems necessary to enforce such Insurance Policy, including bringing suit in its name or the names of the Noteholders.

                  SECTION 4.05 Covenants of the Servicer. The Servicer makes the following covenants on which the Purchaser relies and on which the Trustee will rely in accepting the Leases and executing and authenticating the Notes:

                           (a) The Servicer will keep copies of the originals of all documents and related records and books evidencing all Leases and Lease Proceeds at, and only at, its offices in 970

         West 190th Street, Suite 710, Torrance, California 90502 and 12677 Alcosta Boulevard, Suite 430, San Ramon, California 94583.

                           (b) Unless a default has occurred under a Lease, the Servicer will: (i) continue to make the Equipment which is the subject of each Lease available to the Lessee thereunder, (ii) do nothing to impair such Lessee's possession of such Equipment and (iii) promptly transfer the Equipment to the Lessee upon such Lessee's payment of the applicable Purchase Option Payment.

                           (c) The Servicer will pay or cause to be paid all taxes, fees or other costs in respect of the Equipment.

                           (d) Unless otherwise prohibited by law or court order, the Servicer shall apply any security deposit held by it under a Lease which the Servicer elects to terminate following a default by the Lessee thereunder against defaulted Rent Payments under such Lease before any other application thereof.

                           (e) The Servicer will deliver to the Trustee, from time to time at the Trustee's request but in each case not more than once in any calendar month, (i) schedules of all Rent Payments due under the Leases and (ii) a revised Schedule of Leases, modified to reflect reacquisitions by the Servicer of Leases, the exercise by Lessees of expiration purchase options under the Leases and any other occurrence that has had or will have the effect of altering the amount or composition of the aggregate Rent Payments.

                           (f) The Servicer will not cancel, extend or terminate any Lease except that the Servicer may (i) extend the term of any Lease to a date not later than three months later than the original expiration date of such Lease on the date of the acquisition thereof by the Purchaser (except that the Servicer may extend a Lease to a later date to the extent, if any, that after giving effect thereto the aggregate Principal Balance of Leases owned by the Purchaser subject to such longer extensions does not exceed 1% of the aggregate Principal Balance of all Leases owned by the Purchaser); provided, however, that in no event may the term of any Lease be extended to a date that is later than the Scheduled Final Payment Date, and (ii) permit early termination of any Lease with the payment by the Lessee of an amount at least equal to the Retransfer Amount of such Lease (together with any Purchase Option Payment or Residual Amount due to the Seller).

                           (g) Until the expiration of each Lease the Servicer shall defend the Leases, the Lease Proceeds, each insurance Policy and the Insurance Proceeds against all claims and demands of all persons at any time claiming the same or any interest therein adverse to that of the Seller, the

         Purchaser, the Trustee or the Noteholders (other than claims by Les'sees to Insurance Proceeds on account of reimbursements for equipment repairs). so long as any Equipment remains subject to a Lease, the Servicer shall defend each such item of Equipment against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to that of the Lessees, the Seller, the Purchaser or the Trustee.

                           (h) The interests in the Equipment granted hereunder shall not be transferred in whole or in part except as contemplated herein.

                           (i) The Servicer shall not (nor will it permit any subservicer to) impair the rights of the Purchaser or the Trustee in the Trust Property or take any action inconsistent with the Trustee's ownership of the Trust Property, except as expressly provided herein with respect to the servicing of the Leases and Lease Assets.

                  SECTION 4.06 Transfer of Leases upon Breach. The Seller, the Servicer or the Purchaser, as the case may be, shall inform the other parties and the Trustee promptly, in writing, upon the discovery of a breach of any of the Servicer's covenants set forth in Section 4.05. If such breach materially and adversely affects the interest of the Trustee in a Lease, unless the breach shall have been cured by the last day of the month following the month (or, if the Trustee elects, (upon a Noteholders, instruction pursuant to the Indenture), as of the last day of the month) in which the Servicer becomes aware or receives such written notice of such breach, the Servicer shall acquire any Lease materially and adversely affected by such breach; provided, however, that in the case of a breach of the covenant contained in the last sentence of Section 4.05(f), the Servicer shall be obligated to acquire the affected Lease or Leases on the Deposit Date immediately succeeding the Collection Period during which the Servicer becomes aware of, or receives written notice of, such breach. The Servicer shall remit the Retransfer Amount of such Lease as of the date of retransfer in the manner specified in Section 5.03. Except as provided in
Section 7.02, the sole remedy of the Purchaser, the Trustee or the Noteholders against the Servicer with respect to a breach of Section 4.05 shall be to require the Servicer to acquire Leases pursuant to this Section 4.06. With respect to all Leases purchased by the Servicer pursuant to this Agreement, the Purchaser shall assign, without recourse, representation or warranty (except as to the absence of liens, claims, or encumbrances resulting from actions taken, or failed to be taken, by the Purchaser), to the Servicer all the Purchaser's right, title and interest in and to such Leases and the related Lease Assets. The determination of "material and adverse" as to the interest of the Purchaser or the Trustee in a Lease would be made by the Purchaser or the Trustee (upon a Noteholders' instruction pursuant to the Indenture) in determining whether notice would be sent, and may be expected to include consideration of such matters as likelihood of full.

repayment, enforceability of security for the loan and other similar matters.

                  SECTION 4.07 Servicing Fee. The Servicing Fee for a Collection Period shall be equal to the sum of (a) one-twelfth of the product of the Servicing Fee Rate and the Pool Balance on the first day of the related Collection Period (or in the case of the first Monthly Payment Date, the initial Cut-Off Date) (except that in the case of a successor Servicer, the Servicing Fee shall equal such amount as is arranged in accordance With Section 8.02) and
(b) net investment earnings on amounts on deposit in the Collection Account during such Collection Period. In addition, the Servicer shall be entitled to collect and retain' any Administrative Fees with respect to the Leases. The Servicer shall be required to pay for its own account all expenses incurred by it in connection with its activities hereunder (including fees and disbursements of any subservicer or agent, the Trustee, Trustee's counsel and independent accountants, taxes imposed on the Servicer, and expenses incurred in connection with distributions and reports to Noteholders) except expenses in connection with realizing upon Leases under Section 4.03.

                  SECTION 4.08 Monthly Servicer Report. On or before 3:00 p.m. (New York time) on the third Business Day preceding each Monthly Payment Date, the Servicer shall deliver to the Purchaser, the Trustee, the Paying Agent and the Rating Agency a Monthly Servicer Report substantially in the form of Exhibit B hereto, for the Collection Period preceding such Determination Date, containing all information necessary to make the deposits, withdrawals and distributions pursuant to Section 5.04, and all information necessary for the Trustee to send statements to Noteholders pursuant to Section 7.14 of the Indenture. The Servicer shall also specify (i) each Lease which is retransferred to the Seller or the Servicer, as the case may be, as of the last day of such Collection Period, (ii) each Lease which the Servicer shall have determined to be a Defaulted Lease during such Collection Period, (iii) each Lease which has been prepaid in full during such Collection Period, (iv) the aggregate Payahead Amounts with respect to the Leases during such Collection Period and all other information that the Trustee may require in order to make determinations and calculations pursuant to the Indenture. The Trustee may rely upon all information so furnished.

                  SECTION 4.09 Annual Statement as to Compliance.

                    (a) The Servicer shall deliver to the Purchaser, the Trustee and the Rating Agency, within 45 days following the end of the Note Issuance Period and within 90 days following December 31, 1998 and the end of each calendar year thereafter during which any Note or other amount under the Indenture is outstanding, an Officer's Certificate of the Servicer, stating that
(a) a review of the activities of the Servicer during the preceding calendar year (or shorter period, in the case of the first such Officer's Certificate) of its performance under this Agreement has been made under such officer's supervision and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such preceding calendar year (or shorter period, in the case of the first such Officers Certificate), or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.


                    (b) The Servicer or Seller, as applicable, shall deliver to the Trustee, promptly after such party has obtained knowledge thereof, but in no event later than five Business Days thereafter, an Officer's Certificate specifying any event which with the giving of notice or lapse of time, or both, would become an Event of Default under Section 8.01.

                  SECTION 4.10 Annual Accountants' Statement. The Servicer shall cause an independent firm of qualified certified public accountants to deliver to the Purchaser, the Rating Agency and the Trustee, within 120 days following the Note Issuance Period and 120 days following December 31, 1998 and the end of each calendar year thereafter during which any Note or other amount under the Indenture is outstanding, a report addressed to the Board of Directors of the Servicer, the Board of Directors of the Seller and to the Purchaser and the Trustee, to the effect that such independent accountants have performed certain agreed upon procedures with respect to information contained in the Monthly Servicer Reports in the relevant period and with respect to the information contained in the accounts and records relating to the servicing of the Leases, for such period, and report on any exceptions identified in their work. The procedures shall be agreed upon with the Trustee, the Servicer and the Purchaser and be consistent with professional auditing standards. The letter of the independent certified public accountants shall also indicate that such accounting firm is independent of the Servicer, the Seller and the Purchaser within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.


                  SECTION 4.11 Access to Certain Information. The Servicer shall provide (and shall cause each subservicer or agent to provide) access to the Lease Files to the Purchaser and the Trustee when required by applicable statutes or regulations to have access to such documentation. Access shall be afforded without charge, but only upon reasonable request and during normal business hours which does not unreasonably interfere with the Servicer's, subservicer's or agent's, as applicable, normal operations or customer or employee relations. Nothing in this Section 4.31. shall affect the obligation of the Servicer and each subservicer or agent to observe any applicable law prohibiting disclosure of information regarding the Lessees, and the failure of the Servicer or any subservicer or agent to provide access to information as a result of such obligation shall not constitute a breach of this Section 4.11.

                  SECTION 4.12 Weekly Servicer Verification. Not later than 3:00 p.m. (New York time) on the first Business Day of each week, commencing in the week following the initial Lease Purchase Date, the Servicer will deliver to the Purchaser and the Trustee a written statement verifying the amount delivered by the Servicer from the Lock Box Account to the Trustee for deposit into the Collection Account on each Business Day during the preceding week.

                                   ARTICLE V.

                            DISTRIBUTIONS; STATEMENTS

                  SECTION 5.01 Accounts. The Servicer shall maintain the Lock-Box Account in accordance with the Lock Box Agreement and shall perform and comply with all of the Servicer's obligations thereunder. The Lock-Box Account shall be an account maintained with Bank of America or such other Lock-Box Bank as the Servicer may select; provided, however, that the Servicer shall give the Trustee prior written notice of any change in the-location of the Lock-Box Account and the Servicer shall give at least 10 days prior written notice of the new location to each Lessee.

                  SECTION 5.02 Collections; Applications.

                    (a) The Servicer shall remit, or cause the Lock-Box Bank to remit, to the Collection Account all payments by the Lessees on the Leases (including any Purchase Option Payment, any prepayments in full of a Lease and any applicable Payahead Amounts related to such Collection Period) other than Servicing Fees (to the extent that sufficient funds are allocated and available for that purpose as provided in Section 5.04) and Administrative Fees (which may be retained by the Servicer), and all Liquidation Proceeds and Insurance Proceeds and Rate Cap Proceeds, as collected during the Collection Period, as soon as practicable, but in no event later than the close of business on the second Business Day after receipt thereof (except as may be otherwise permitted in limited circumstances pursuant to Section 3.02 (a) of the Indenture).

                    (b) Notwithstanding the provisions of subsection (a) hereof, the Servicer may retain, or will be entitled to be reimbursed from, amounts otherwise payable into, or on deposit in, the Collection Account with respect to a Collection Period, amounts previously deposited in the Collection Account but later determined to have resulted from mistaken deposits or payments due before the applicable Cut-Off Date or postings or checks returned for insufficient funds (provided that the Servicer accounts for such amounts in the Monthly Servicer Report for the related Collection Period). The amount to be retained or reimbursed hereunder shall not be included in funds available for distribution with respect to the related Monthly Payment Date.

                    (c) In those cases where a subservicer is servicing a Lease pursuant to a subservicing agreement and where required by the Rating Agency to maintain the rating on the Notes, the Servicer shall cause the subservicer to remit to the Collection Account as soon as practicable, but in no event later than the close of business on the second Business Day after receipt thereof by the subservicer (but subject to the provisions of paragraph (b)), the amounts referred to in Section 5.02 (a) in respect of a Lease being serviced by the subservicer.

                    (d) Pending their deposit into the Collection Account, all collections, Insurance Proceeds and Liquidation Proceeds shall be segregated by book-entry or similar form of identification on the Servicer's books and records and identified as the property of the Trustee.

                  SECTION 5.03 Additional Deposits. The Seller shall deposit, or cause to be deposited, into the Collection Account the aggregate Retransfer Amount pursuant to Section 3.02. All remittances shall be made to the Collection Account in Automated Clearinghouse Corporation next-day funds or immediately available funds, no later than 3:00 p.m., New York time, on the related Deposit Date.

                  SECTION 5.04 Distributions. The Servicer shall direct and instruct the Trustee to make the deposits, withdrawals and distributions to and from the Collection Account as provided for in the Indenture.

                  SECTION 5.05 Statements to Noteholders. At least three Business Days prior to each Monthly Payment Date, the Servicer shall prepare and deliver to the Trustee and the Rating Agency for distribution by the Trustee to each Noteholder, a statement setting forth for the related Collection Period the information specified to be furnished pursuant to Section 7.14 of the Indenture on each Monthly Payment Date. Within a reasonable period of time after the end of each calendar year, but not later than the latest date permitted by law or otherwise necessary to permit the Trustee to act under the last paragraph of
Section 7.14 of the Indenture, the Servicer shall furnish to the Trustee a statement prepared by the Servicer and delivered to the Trustee containing the sum of the amounts determined in clauses (ii) and (iii) of Section 7.14 of the Indenture for such calendar year. The Servicer shall also furnish any such other information as the Trustee may be required to deliver pursuant to Section 7.14 of the Indenture.


                                   ARTICLE VI.

                                   THE SELLER

                  SECTION 6.01 Additional Representations of the Seller. The Seller hereby makes the following representations as to itself on which the Purchaser and the Trustee shall rely. The representations shall speak as of the execution and delivery of this Agreemdnt and as of each Lease Purchase Date, and shall survive each transfer of the Trust Property to the Purchaser.

                           (i) organization and Good Standing; - Authorization. The Seller has been duly incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation, with power and authority to own its assets and to transact the business in which it is currently engaged, and had at all relevant times, and has, power, authority, and legal right to acquire, own, assign and sell the Leases and the other Trust Property.

                           (ii) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in each jurisdiction in which the failure to obtain such qualification, licenses or approvals would have a material adverse effect on the Trust Property or on the Seller's ability to perform its obligations hereunder.

                           (iii) Power and Authority; Binding Obligations. The Seller has the corporate power and authority to make execute, deliver and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors, rights generally, and by the availability of equitable remedies.

                           (iv) No Violation. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation, bylaws or other constitutive documents of the Seller, or conflict with or breach any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Seller is a party or by which it is bound or to which its properties are subject; nor result in the creation or imposition of any lien, security interest, charge or encumbrance (except in favor of the Trustee for the benefit of the Noteholders) upon any of the property or assets of the Seller or any subsidiary thereof pursuant to the terms of any such indenture, mortgage, deed of trust, loan agreement or other agreement instrument (other than this Agreement) to which the Seller or any subsidiary thereof is a party or by which the Seller or any subsidiary thereof is bound or to which any of the property or assets of any of them is subject; nor violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Seller or its properties.

                           (v) No Proceedings. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending or, to the knowledge of the Seller, threatened against the Seller or any of its properties or with respect to this Agreement or the Notes which, in the opinion of the Seller, has a reasonable likelihood of resulting in a material adverse effect on the Notes or the transactions contemplated by this Agreement.

                           (vi) No Consent Recruired. The Seller is not required to obtain the consent of any other Person or any consent, license, approval or authorization of, or make any registration or declaration with, any governmental authority or agency in connection with the execution, delivery and performance of this Agreement (except as have been obtained), other than as may be required under the blue sky laws of any state.

                           (vii) Sale. This Agreement and each Bill of Sale will effect, on each Lease Purchase Date, a valid sale, transfer, and assignment of the Seller's interest in the Leases and the related Lease Assets covered by such Bill of Sale, enforceable against creditors of and purchasers from the Seller.

                           (viii) Insolvency. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby were not made in contemplation of the insolvency of the Seller or after the commission of any act of insolvency by the Seller.

                  SECTION 6.02 Merger or Consolidation of Seller. Any entity (i) into which the Seller may be merged or consolidated, (ii) which may result from any merger, conversion or consolidation to which the Seller shall be a party, or
(iii) which may succeed to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement. The Seller may not enter into any merger, conversion, sale of all or substantially all of its assets or consolidation transactions unless (v) the surviving entity shall execute an agreement of assumption to perform every obligation of the Seller hereunder; (w) the Seller provides the Rating Agency with notice of such foregoing event and the name of such surviving entity and delivers to the Trustee a letter from the Rating Agency that such merger, conversion or consolidation will not result in a reduction of the ratings for the Notes; (x) immediately before and after giving effect to any such transaction, no representation or warranty. made pursuant to Section 3.02 or 6.01 shall have been breached (for purposes hereof, such representations and warranties in Section 6.01 shall speak as of the date of consummation of such transaction) and no event that, after notice or lapse of time, or both, would become an Event of Default shall have occurred and be continuing; (y) the Seller shall have delivered to the Trustee an Officer's Certificate and an opinion of Counsel each stating-that such consolidation, merger, or succession and such agreement or assumption complies with this
Section 6.02 and that all conditions precedent, if any, provided for in the agreement relating to such transaction have been complied with; and (z) the Seller shall have delivered to the Trustee an Opinion of Counsel, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Trust Property as required herein, and reciting the details of such filings, or
(B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

                  SECTION 6.03 Limitation on Liability of Seller and Others. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller shall not be under any obligation under this Agreement to appear in, prosecute, or defend any legal action that shall be unrelated to its obligations under this Agreement.

                  SECTION 6.04 Covenants of Seller.

                    (a) The Seller shall execute and file such UCC financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the respective interests of the Purchaser and the Trustee in the Leases, the Equipment, the other Lease Assets and the other Trust Property and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Purchaser and the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. In the event that the Seller fails to perform its obligations under this subsection, the Purchaser or the Trustee may do so, on the Seller's behalf, at the expense of the Seller. The Seller hereby grants the Purchaser and the Trustee a power of attorney to effectuate the provisions of the preceding sentence.

                    (b) The Seller shall not change its name, identity, or corperate structure in any manner that would, could, or might make any UCC financing statement or continuation statement filed by the Seller in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-402
(7) of the UCC, unless it shall have given the Purchaser and the Trustee at least 60 days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed UCCI financing statements or continuation statements as requested by the Purchaser or the Trustee.

                    (c) The Seller shall give the Purchaser at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed UCC financing or continuation statement or of any new UCC financing statement and shall promptly file any such amendment as requested by the Purchaser or the Trustee. The Seller shall at all times maintain each office from which it shall service Leases, and its principal executive office, within the United States of America. The Seller shall pay all filing fees or taxes payable in respect of any UCC financing or continuation statements required to be filed pursuant to this Section 6.05.

                    (d) The Seller shall maintain accounts and records as to each Lease accurately and in sufficient detail to permit the reader thereof to know at any time the status of such Lease, including payments and recoveries made and payments owing (and the nature of each).

                    (e) The Seller shall maintain its computer systems so that, from and after the time of sale hereunder of the Leases to the Purchaser, the Seller's master computer records (including archives) that refer to a Lease shall indicate clearly the interest of the Purchaser in such Lease and that such Lease has been sold to the Purchaser and is owned by the Trustee. Indication of the Purchaser's and the Trustee's ownership of a Lease shall be deleted from or modified on the Seller's computer systems when, and only when, the Lease shall have been paid in full or repurchased and the Retransfer Amount has been paid.

                    (f) If at any time the Seller shall propose to sell, grant a security interest in, or otherwise transfer any interest in other equipment leases or installment sale contracts to any prospective purchaser, lender, or other transferee, the Seller shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from archives) that, if they shall refer in any manner whatsoever to any Lease, shall indicate clearly that such Lease has been sold to the Purchaser and is owned by the Trustee.

                    (g) The Seller shall permit the Purchaser and the Trustee and their respective agents upon reasonable notice at any time during normal business hours which does not unreasonably interfere with its normal operations or customer or employee relations, to confer with the Seller's officers and relevant other personnel, to confer with the Seller's independent auditors and to inspect, audit, and make copies of and abstracts from its records regarding any Lease.

                    (h) Upon request by the Purchaser or the Trustee, the Seller shall furnish to the Purchaser or the Trustee (as the case may be), within five Business Days, a current composite Schedule of Leases held by the Purchaser as of the end of the most recent Collection Period.

                    (i) The Seller shall deliver to the Purchaser and the Trustee, promptly after the execution and delivery of this Agreement and of each amendment hereto, an opinion of Counsel either (a) stating that, in the opinion of such counsel, all UCC financing statements and continuation statements necessary to preserve and protect fully the interest of the Purchaser and the Trustee in the Lease Assets have been filed, or (b) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest and (c) stating that such amendment is in compliance with the terms of this Agreement and the Indenture.

                  SECTION 6.05 Other Liens or Interests. Except for the conveyances-hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create incur, assume or suffer to exist any Lien on the Leases or any other Lease Assets or any interest therein, and the Seller shall defend the right, title, and interest of the Purchaser and the Trustee in, to and under the Lease and the other Lease Assets against all claims of third parties claiming through or under the Seller; provided, however, that the Seller's obligations to the Trustee under this Section 6.06 shall terminate upon the termination of the Indenture pursuant to Section 11.01 thereof.

                  SECTION 6.06 Costs and Expenses. The Seller agrees to pay all reasonable costs and disbursements in connection with the performance. of its obligations hereunder and under the Sale and Servicing Agreement.

                  SECTION 6.07 Indemnification.

                    (a) The Seller shall indemnify, defend and hold harmless the Purchaser, the Trustee, and the Noteholders from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from any breach of any of the Seller's representations and warranties contained herein or in any manner relating to or arising out of the. transactions contemplated by this Agreement.

                    (b) The Seller shall indemnify, defend and hold harmless the Purchaser, the Trustee, and the Noteholders from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership, operation or sale by the Seller or any Affiliate thereof of any item of Equipment.

                    (c) The Seller shall indemnify, defend and hold harmless the Purchaser, the Trustee, and the Noteholders from and against any taxes that may at any time be asserted against such persons with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible or intangible personal property, privilege, or license taxes (but not including any taxes asserted with respect to, and as of the date of, the transfer and assignment of the Trust Property to the Trustee or the issuance and original sale of the Notes, which shall be indemnified by the Servicer pursuant to
Section 7.02 (ii) hereof and the Indenture) and costs and expenses in defending against the same, arising by reason of the acts to be performed by the Seller under this Agreement or imposed against such Persons. In addition, the Trustee shall be indemnified by the Seller for any liability or assessment against the Trustee resulting from an error or omission in any tax or information return prepared by the Seller.


                    (d) The Seller shall indemnify, defend and hold harmless the Purchaser, the Trustee and the Noteholders from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon such persons through the gross negligence, willful misfeasance, or bad faith of the Seller in the performance of its duties under this Agreement or by reason of reckless disregard of the Seller's obligations and duties under this Agreement.


                    (e) The Seller shall indemnify, defend and hold harmless the Purchaser, the Trustee and the Noteholders from and against any loss, liability or expense incurred by reason of the violation by the Seller of federal or state securities laws in connection with the registration or the sale of the Certificates.

                  Indemnification under this Section 6.08 shall include reasonable fees and expenses of counsel plus expenses of litigation and shall survive termination of the Indenture pursuant to Section 11.01 thereof. The indemnity obligations hereunder shall be in addition to any obligation that the Seller may otherwise have.

                  SECTION 6.08 Sale. Each of the Seller and the Purchaser agrees to treat each conveyance pursuant to this Agreement and each Bill of Sale delivered hereunder for all purposes (subject to consolidation for financial accounting and tax purposes) as a sale of the Seller's interest in the Leases and related Lease Assets, including all of the Seller's right, title and interest in and to the related Equipment, on all relevant books, records and other applicable documents.

                  The execution and delivery of this Agreement shall constitute an acknowledgement by the Seller and the Purchaser that each intends that the assignment and transfer herein contemplated constitute an outright sale and assignment to the Purchaser by the Seller of its interest in the Leases, and the other Lease Assets and not for security, conveying good title in such interests free and clear of any liens, and that such interest shall not be a part of the Seller's estate in the event of the bankruptcy or the occurrence of another similar event, of, or with respect to, the Seller. In the event that such conveyance is determined to be made as security for a loan made by the Purchaser, the Trustee or the Noteholders to the Seller, the parties intend that the Seller shall have granted to the Purchaser a security interest in all of the Seller's right, title and interest in the Lease Assets and that this Agreement shall constitute a security agreement under applicable law.

                  SECTION 6.09 Accounting Statements. The Seller will cooperate with the Purchaser and its independent public accountants in making available all information and taking all steps, in each case reasonably necessary to permit such accountants to deliver the letters required of them, if any, under the Indenture.

                                  ARTICLE VII.

                  THE SERVICER; REPRESENTATIONS AND INDEMNITIES

                  SECTION 7.01 Representations of the Servicer. The Servicer hereby makes the following representations on which the Trustee shall rely. The representations shall speak as of the execution and delivery of this Agreement, and shall survive the transfer of the Leases and the other Trust Property to the Trustee.

                           (i) Organization and Good Standing. The Servicer has been duly incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation, with power and authority to own its assets and to transact the business in which it is currently engaged, and to acquire, own, sell, and service the Leases and the other Trust Property and to hold the Lease Files as custodian on behalf of the Trustee.

                           (ii) Due Qualification. The Servicer is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in each jurisdiction in which the failure to obtain such qualifications, licenses or approvals would have a material adverse effect on the Trust Property or on the Servicer's ability to perform its obligations hereunder.

                           (iii) Power and Authority; Binding Obligations. The Servicer has the corporate power and authority to make, execute, deliver and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally, and by the availability of equitable remedies.

                           (iv) No Violation. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Servicer, or conflict with or breach any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement or other instrument to which the Servicer is a party or by which it is bound or to which its properties are subject; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to the best of the Servicer's knowledge, any order, rule, or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Servicer or its properties.

                           (v) No Proceedings. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending or, to the knowledge of the Servicer, threatened, against the Servicer or any of its properties or with respect to this Agreement or the Notes which, in the opinion of the Servicer, has a reasonable likelihood of resulting in a material adverse effect on the Notes or the transactions contemplated by this Agreement.

                           (vi) No Consent Recruired. The Servicer is not required to obtain the consent of any other Person or any consent, license, approval or authorization of, or make any registration or declaration with, any governmental authority or agency in connection with the execution, delivery and performance by the Servicer of this Agreement (except as have been obtained).

                  SECTION 7.02 Liability of Servicer; Indemnities. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer or the Seller under this Agreement and shall have no other obligations or liabilities hereunder.

                           (i) The Servicer shall indemnify, defend and hold harmless the Trustee, the Noteholders and the Seller from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership, operation or sale by the Servicer or any Affiliate thereof of an item of Equipment.

                           (ii) The Servicer shall indemnify, defend and hold harmless the Trustee, the Noteholders and the Seller from and against any taxes that may at any time be asserted against such persons with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible or intangible personal property, privilege, or license taxes (but not including any taxes asserted with respect to, and as of the date of, the transfer of the Leases to the Purchaser or asserted with respect to ownership of the Trust Property by the Purchaser, which shall be indemnified by the Seller pursuant to Section 6.07(c) hereof) and costs and expenses in defending against the same, arising by reason of the acts to be performed by the Servicer under this Agreement or imposed against such Persons. In addition, the Trustee shall be indemnified by the Servicer for any liability or assessment against the Trustee resulting from any error or omission in any tax or information return prepared by the Servicer.

                           (iii) The Servicer shall indemnify, defend and hold harmless the Trustee, the Noteholders and the Seller from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon such persons through the actions or omissions of the Servicer or the willful misfeasance, gross negligence, or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

                           (iv) The Servicer shall indemnify, defend and hold harmless the Trustee from and against all costs, expenses, losses, claims, damages, and liabilities arising out of or incurred in connection with (x) any claims, actions, suits or judgments asserted or imposed against it and arising out of the transactions contemplated by this Agreement or the Indenture, (y) any breach of any of the Servicer's representations or warranties contained herein and (z) the acceptance, administration or performance of the trusts and duties herein contained or set forth in the Indenture, except to the extent that such cost, expense, loss, claim, damage or liability: (a) shall be due to the willful misfeasance, gross negligence or bad faith of the Trustee; (b) relates to any tax other than the taxes with respect to which the Servicer shall be required to indemnify the Trustee pursuant to this Agreement or the Indenture; (c) shall arise from the Trustee's breach of the indenture; or (d) shall be one as to which the Seller has reimbursed the Trustee.

                           For purposes of this Section, in the event of the termination of the rights and obligations of the Servicer pursuant to
         Section 8.01, or a resignation by the Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer

         (other than the Trustee) pursuant to Section 7.02. Furthermore, indemnities in this Section 7.02 from the Servicer to the Trustee shall also include indemnities from the initial Servicer to the Trustee in its capacity as successor Servicer hereunder; provided that no failure or inability of the Servicer to provide or perform such indemnities shall in any respect alter or affect the Trustee's obligations to act as successor Servicer hereunder. For purposes of this Section, the reference to Trustee includes any director, officer, employee or agent of the Trustee.

                  Indemnification under this Section 7.02 shall include reasonable fees and expenses of counsel of each indemnified Person plus expenses of litigation. If the Servicer or the Seller shall have made any indemnity payments pursuant to this Section 7.02 and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts to the Servicer and/or the Seller, without interest. The indemnities under this
Section 7.02 shall survive the resignation or removal of the Servicer and the Trustee, the termination of this Agreement and the termination of the Indenture pursuant to Section 11.01 thereof.

                  SECTION 7.03 Merger or Consolidation of Servicer. Any entity
(i) into which the Servicer may be merged or consolidated, (ii) which may result from any merger, conversion, or consolidation to which the Servicer shall be a party, or (iii) which may succeed to all or substantially all of the business of the Servicer, shall be the successor to the Servicer hereunder without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Servicer may not enter into any merger, conversion, sale of all or substantially all of its assets or consolidation transaction unless (v) the surviving entity shall execute an agreement of assumption to perform every obligation of the Servicer hereunder; (w) the Servicer provides the Rating Agency with notice of such foregoing event and the name of such surviving entity and delivers to the Trustee a letter from the Rating Agency that such merger, conversion or consolidation will not result in a reduction or withdrawal of the then current rating of either Class of Notes by the Rating Agency; (x) immediately before and after giving effect to such transaction, no representation or warranty made pursuant to Section 7.01 shall have been breached (for purposes hereof, such representations and warranties in Section 7.01 shall speak as of the date of consummation of such transaction) and no event that, after notice or lapse of time, or both, would become an Event of Default shall have occurred and be continuing; (y) the Servicer shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, or succession and such agreement or assumption complies with this Section 7.03 and that all conditions precedent, if any, provided for in the agreement relating to such transaction have been complied with; and (z) the Servicer shall have delivered to the Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all UCC financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Trust Property as required herein, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

                  SECTION 7.04 Limitation on Liability of Servicer and Others.
(a) Neither the Servicer nor any agents of the Servicer shall be under any liability to the Trustee or the Noteholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or errors in judgment; provided, however, that this provision shall not protect the Servicer or any such agent against any liability that would otherwise be imposed by reason of willful misfeasance, gross negligence, or bad faith in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement or a breach of any representation or warranty of the Servicer contained herein.

                    (b) Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its duties to service the Leases in accordance with this Agreement; provided, however, that the Servicer may undertake, in accordance with the terms hereof, at its expense, any reasonable action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties to this Agreement and the interests of the Noteholders under this Agreement.

                    (c) The Servicer and any director or officer or employee or agent of the Servicer may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person, respecting any matters arising hereunder.

                  SECTION 7.05 Servicer Not to Resign. The Servicer shall not resign from its obligations and duties under this Agreement except upon determination that the performance of its duties shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of the Servicer shall be communicated to the Trustee and the Rating Agency at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel (which counsel shall be outside counsel) to such effect delivered to the Trustee concurrently with such notice. No such resignation shall become effective until the Trustee or a successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with
Section 8.02.

                  SECTION 7.06 Protection of Interest of Trust Property.

                    (a) The Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the respective interests of the Purchaser under this Agreement and of the Noteholders and the Trustee under the Indenture in the Trust Property and in the proceeds thereof. The Servicer shall deliver (or cause to be delivered) to the Trustee file-stamped copies, or filing receipts for, any document filed as provided above, as soon as available following such filing. In the event that the Servicer fails to perform its obligations under this subsection, the Trustee may (but shall not be required to) do so, on behalf of the Servicer, at the Servicer's expense. The Servicer hereby irrevocably appoints the Trustee its attorney-in-fact, and grants the Trustee a power of attorney, coupled with an interest and with full power or substitution, to effectuate the provisions of the preceding sentence.

                    (b) The Servicer shall not change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Trustee at least 60 days prior written notice thereof and unless the Servicer shall execute and file amended financing statements or continuation statements to cure such misleading effect.

                    (c) The Servicer shall give the Trustee at least 60 days prior written notice of any relocation of any of their respective principal executive offices if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Servicer shall at all times maintain each office from which it shall service Leases, and the Servicer shall keep at all times its principal executive office and the Lease Files, within the United States of America. The Servicer, as applicable, shall pay all filing fees or taxes payable in respect of any financing or continuation statements required to be filed pursuant to this Section.

                    (d) The Servicer shall maintain (and shall cause any subservicer to maintain) accounts and records as to each Lease accurately and in sufficient detail to permit (i) The reader thereof to know at any time the status of such Lease, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Lease and the amounts from time to time deposited in the Collection Account in respect of such Lease.


                    (e) The Servicer shall maintain its computer systems so that, from and after the time of transfer under this Agreement of the Leases to the Trustee, the master computer records of the Seller and the Servicer (or the subservicer) (including archives) that refer to a Lease shall indicate clearly that such Lease is owned by the Trustee. Indication of the Trustee's ownership of a Lease shall be deleted from or modified on such computer systems when, and only when, the Lease shall have expired, been terminated, or been reacquired pursuant hereto.

                    (f) If at any time the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in an equipment lease to any prospective purchaser, creditor or other transferee, the Servicer shall make available to such prospective purchaser, creditor, or other transferee computer tapes, records, or print-outs (including any restored from archives) that, if they shall refer in any manner whatsoever to any Lease, shall indicate clearly that such Lease is owned by the Trustee.

                    (g) The Servicer shall permit (and shall cause any subservicer to permit) the Trustee and its agents upon reasonable notice at any time during normal business hours which does not unreasonably interfere with the Servicer's (or such subservicer's) normal operations or customer or employee relations to inspect, audit, and make copies of and abstracts from the Servicer's (or such subservicer's) records regarding the Leases.

                                  ARTICLE VIII.

                                     DEFAULT

                  SECTION 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

                           (i) any failure by the Servicer or the Seller to deliver to the Trustee, for distribution to Noteholders, any proceeds or payment required to be so delivered under the terms of this Agreement or the Indenture, in each case that continues unremedied for a period of three Business Days after the due date thereof; or


                           (ii) failure on the part of the Servicer or the Seller duly to observe or to perform in any material respect any other covenants or agreements of the Servicer, or the Seller set forth in the Notes, in the Indenture or in this Agreement, which failure shall
         (a) materially and adversely affect the rights of the Noteholders and
         (b) continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (1) to the Servicer by the Trustee or
         (2) to the Trustee and the Servicer and the Seller (as the case may be) by the Holders of Notes evidencing not less than a majority of the Note Principal Balance of the Notes; or

                           (iii) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Servicer or the Seller in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Servicer or the Seller a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Servicer or the Seller under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Servicer, or the Seller or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any of the foregoing unstayed and in effect for a period of 90 consecutive days; or

                           (iv) the commencement by the Servicer or the Seller of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Servicer or the Seller in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestratorr or similar official of the Servicer or the Seller or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Servicer or the Seller in furtherance of any such action; or

                           (v) a final nonappealable judgment of a court of competent jurisdiction for more than $1,000,000 shall be entered against JLACC and shall not be stayed, vacated, bonded, paid or discharged within 30 days; or

                           (vi) JLACC shall fail to pay, when and as the same shall become due and payable (after giving effect to any applicable grace period), any principal or interest, regardless of amount, due in respect of any indebtedness Of JLACC in a principal amount in excess of $5,000,000; provided, however, that such failure to pay shall not constitute an Event of Default pursuant to this clause if such non-payment is subject to good faith dispute by JLACC; or

                           (vii) as of the last day of any calendar month, the Three-Month Average Default Ratlio for the Leases exceeds 4.0%, or the Three-Month Average Delinquency Ratio for the Leases exceeds 5.0%.

then, and in each and every case and so long as an Event of Default shall not have been remedied, either the Trustee or the Holders of Notes evidencing not less than 66-2/3% of the aggregate Note Principal Balance, by notice given in writing to the Servicer (and to the Trustee if given by the Noteholders) may terminate all of the rights and obligations of the Servicer under this Agreement and/or direct the Lessees to make all payments under the Leases directly to the Trustee. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes or the Trust Property or otherwise, shall pass to and be vested in the Trustee pursuant to this Section 8.01; and, without limitation, the Trustee shall be hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Lease Files or otherwise. The predecessor Servicer shall cooperate with the successor Servicer and the Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, shall have been deposited by the Servicer in the Collection Account, or shall thereafter be received with respect to a Lease or any other portion of the Trust Property. All reasonable costs and expenses (including attorneys' fees) incurred by the Trustee and the successor Servicer in connection with the transfer of servicing to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses.


                  SECTION 8.02 Trustee to Act; Appointment of Successor. Upon the Servicer's receipt of notice of termination pursuant to Section 8.01 or upon resignation of the Servicer pursuant to Section 7.05, the Trustee shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement, and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the Servicer by the terms and provisions of this Agreement; provided that the Trustee as successor Servicer shall have no obligations whatsoever with respect to Sections 3.03,
4.05 (c), 4.06, 4.10, or 7.02 and shall not be deemed at any time to have made any of the representations or warranties of the Servicer. Without limiting any of the foregoing, under no circumstance shall the Trustee (as successor Servicer) be deemed to have incurred any obligation to make any advance hereunder or to repurchase or substitute any

Leases. Prior to the time specified in the first sentence of this Section, the Trustee shall have no obligation to perform any backup or standby Servicer operations or functions. As compensation therefor, the Trustee shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if no such notice of termination or resignation had been given. The successor Servicer shall not be liable in any respect for any duties, responsibilities, obligations or liabilities of the Servicer or any predecessor Servicer arising prior to the date of the successor Servicer's assumption of duties or appointment. In the event the Trustee becomes the successor Servicer, the prior Servicer must agree to indemnify the Trustee against any claims or expenses arising out of such prior servicing performance and, notwithstanding the appointment of any successor Servicer, the initial Servicer shall continue to be obligated in favor of the Trustee with regard to Section 7.02 hereof; provided that no failure or inability of the initial Servicer to perform such obligations shall in any respect alter or affect the Trustee's obligations to act as successor Servicer hereunder. Notwithstanding the above, the Trustee shall, if it shall be legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established financial institution, having a net worth of not less than $10,000,000 and whose regular business shall include the servicing of equipment leases, as successor Servicer under this Agreement; Provided that, pending such appointment, the Trustee shall continue to act as Servicer (unless it is legally unable to act as Servicer), and provided further that (unless the Trustee is legally unable to act as Servicer, in which event the outgoing Servicer shall act as Servicer until the appointment) the appointment of any such successor Servicer will not result in the withdrawal or reduction of the outstanding rating assigned to the Notes of either Class by the Rating Agency. In connection with such appointment, the Trustee may make such arrangements for the compensation of such successor Servicer out of payments on the Trust Property as it and such successor Servicer shall agree; provided, however, that the amount of such compensation shall not exceed a reasonable fee (taking into account the estimated costs of servicing and a reasonable profit). Such reasonable fee shall be determined by the Trustee, but shall not be greater in any month than the Servicing Fee would be if the Servicing Fee Rate were 1.0% per annum, and provided such fee is paid solely from the Collection Account in accordance with the priorities of payment specified in Section 3.07(b) and the other provisions of the Indenture. The Trustee and such successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Trustee (unless the Trustee is legally unable to act as Servicer, in which event the outgoing Servicer shall act as Servicer until the appointment, and the acceptance of appointment) shall not be relieved of its duties as successor Servicer under this Section 8.02 until the newly appointed successor Servicer shall have assumed the responsibilities and obligations of the Servicer under this Agreement. The outgoing Servicer shall provide the successor Servicer with all files, computer tapes and software, ledgers and records, and access to all Servicer locations and personnel, that (in each case) are necessary to enable the successor Servicer to perform the Servicer's duties hereunder. Neither the Trustee nor any successor Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making any distribution hereunder or any portion thereof caused solely by the failure or delay of the outgoing Servicer to deliver cash, documents, files, computer tapes, ledgers or records to it or otherwise on account of the inaccuracy of any information that it receives from the outgoing Servicer. Notwithstanding the foregoing provisions of this Section, the Trustee upon becoming obligated to be successor Servicer hereunder may, with the prior written approval of each Noteholder and of the Rating Agency, designate another Person to instead be such successor Servicer; provided that such approvals are obtained from each Noteholder and the Rating Agency and such Person agrees in writing to be the successor Servicer in substantially such manner as the Trustee would have been for all purposes of this Agreement.

                  SECTION 8.03 Notification to Noteholders. Upon any notice of an Event of Default or upon any termination of the Servicer or appointment of a successor Servicer pursuant to this Article IX, the Trustee shall give written notice within two Business Days thereof to Noteholders at their respective addresses of record and to the Rating Agency.

                  SECTION 8.04 Waiver of Past Defaults. The Noteholders holding Notes evidencing not less than 66-2/3% of the Note Principal Balance of all Notes may, on behalf of all Holders of Notes, waive any default by the Servicer (or, so long as JLACC is the Servicer, the Seller) in the performance of its obligations hereunder and its consequences, except a default in the failure to make any required deposits to or payments from the Collection Account in accordance with this Agreement, which shall require the consent of 100% of the Noteholders. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                   ARTICLE IX.

                            MISCELLANEOUS PROVISIONS

                  SECTION 9.01 Amendment. This Agreement may be amended in writing by the Seller, the Servicer and the Purchaser, with the consent of the Trustee, without prior notice to or the consent of any of the Noteholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement which may be inconsistent with any other provision herein, or to add any other provisions with respect to matters or questions arising under this

Agreement, which are not inconsistent with the provisions of this Agreement; provided however, that such action shall not, as agreement; provided, however, that evidenced by an Opinion of Counsel delivered to the Trustee, adversely and materially affect the interests of the Trustee or any Noteholder. A copy of any such amendment shall be delivered by the Servicer to the Rating Agency promptly following the execution and delivery thereof.

                  This Agreement may also be amended in writing from time to time by the Seller, the Servicer and the Purchaser, subject to the receipt by the Purchaser and the Trustee of notice in writing from the Rating Agency that the execution and delivery of such amendment would not result in the reduction or withdrawal of the then-current rating of the Notes of either Class by the Rating Agency, with the consent of the Trustee acting with the consent of Noteholders evidencing not less than 66-2/3% of the Note Principal Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments of Leases, or distributions that shall be required to be made on any Note or (b) reduce the aforesaid percentage required to consent to any such amendment, in each case without the consent of Holders of all Notes then outstanding. Promptly after the execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment or consent to each Noteholder. Further, any amendment, modification or waiver of this Agreement which affects the rights, duties or obligations of the Trustee (as Trustee or as successor Servicer) may only be effected with the prior written consent of (as applicable) the Trustee as Trustee or as such successor Servicer.

                  SECTION 9.02 Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

                  SECTION 9.03 Governing Law. This Agreement shall be construed in accordance with the substantive laws of the State of New York (without regard to conflicts of laws) and the obligations, rights, and remedies of the parties under this Agreement shall be determined in accordance with such laws.

                  SECTION 9.04 Notices. All demands, notices, and communications under this Agreement shall be in writing, personally delivered or mailed by certified mail, telecopy or courier, return receipt requested, and shall be deemed to have been duly given upon receipt

                            (a)     in the case of the Seller and the Servicer,

                                    JLA Credit Corporation
                                    12677 Alcosta Boulevard
                                    Suite 430
                                    San Ramon, California 94583
                                    Attention: President
                                    Telephone: (510) 277-3399
                                    Telecopier: (510) 277-0565

                            (b)     in the case of the Purchaser,

                                    JLA Funding Corporation II
                                    12677 Alcosta Boulevard
                                    Suite 430
                                    San Ramon, California 94583
                                    Attention: Treasurer
                                    Telephone: (510) 277-3314
                                    Telecopier: (510) 327-0228

                  Any notice required or permitted to be mailed to either party hereto shall be given by first class mail, postage prepaid, at the address of such party with (in each case) a copy to the Trustee at 165 Broadway, New York, New York 10006, Attention: Ms. Barbara Bevelaqua, Vice President, Corporate Trust Administration. Any notice to any such party so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not such party shall receive such notice.

                  SECTION 9.05 Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or the rights of the Holders thereof.

                  SECTION 9.06 Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 6.02 or Section 7.03, this Agreement may not be assigned by the Seller or the Servicer without the prior written consent of the Trustee and Holders of Notes evidencing not less than 66-2/3% of the Note Principal Balance.

                  SECTION 9.07 Submission to Jurisdiction; Venue. The parties hereto with respect to any action or claim brought against or by the Trustee submit to jurisdiction in the state or federal courts in New York, New York, and agree to New York, New York as the venue for any such claim or action.

                  SECTION 9.08 No Bankruptcy Petition. Each of JLACC and the Servicer covenants and agrees that, prior to the date which is one year and one day after the payment in full of all debt securities issued by the Purchaser, it will not institute against, or join any other Person in instituting against, the Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law. The Purchaser represents, warrants, and covenants that it has obtained, and will in the future obtain, a no-petition agreement from each and every Person that enters into any agreement of any kind with the Purchaser.

                  SECTION 9.09 Rule 144A Information. For so long as the Notes are "restricted securities" within the meaning of Rule 144A of the Securities Act, the Seller and the Servicer agree to cooperate with each other to provide to any Noteholder and to any prospective purchaser of Notes designated by such a Noteholder, upon the request of such Noteholder or prospective purchaser, any information that is required to be provided to such Holder or prospective purchaser to satisfy Rule 144A(d) (4) (or any successor provision) under the Securities Act. The Seller will be responsible for the physical delivery of any such information so requested.

                  SECTION 9.10 Limited Recourse. Each of the Seller and the Servicer agrees that any payments to be made by the Purchaser hereunder shall be made only to the extent that the Purchaser has funds available for such purpose. The parties hereto agree, further, that the obligations of the Purchaser to make any payment pursuant to this Agreement shall be subject entirely to the availability of funds to the Purchaser and to the priorities of payment specified in the Indenture and no insufficiency of such available funds shall constitute a claim against the Purchaser. The provisions of this Section shall survive any termination of this Agreement.

                  SECTION 9.11 Trustee Rights. Each of the Seller and the Servicer agrees that the Trustee shall be a third party beneficiary of this Agreement as if it were a party hereto with all corresponding rights. In addition, each of the Seller and the Servicer expressly acknowledges and agrees that all of the Purchaser's right, title and interest in, to and under this Agreement, and each Bill of Sale delivered hereunder, is being collaterally assigned and pledged by the Purchaser to the Trustee for the benefit of the Noteholders pursuant to the Indenture in order to secure the Purchaser's obligations under the Indenture and the Notes.

         IN WITNESS WHEREOF, the parties have caused this Sale and Servicing Agreement to be duly executed by their respective offices as of the day and year first above written.


                                             JLA    CREDIT CORPORATION,
                                                    Seller and Servicer

                                              By: /s/ Steven A. Dietsch
                                                  ----------------------------
                                                    Name: Steven A. Dietsch
                                                    Title: SVPICF


                                             JLA    FUNDING CORPORATION II,
                                                    Purchaser

                                             By:  /s/ Steven A. Dietsch
                                                  ----------------------------
                                                    Name: Steven A. Dietsch
                                                    Title: Treasurer



  Consented and Agreed to:

  LTCB TRUST COMPANY,
    not in its individual capacity
    but solely in its capacity
    as Trustee


  By:
     -------------------------------------
     Name:
     Title:

         IN WITNESS WHEREOF, the parties have caused this Sale and Servicing Agreement to be duly executed by their respective offices as of the day and year first above written.


                                             JLA    CREDIT CORPORATION,
                                                    Seller and Servicer
                                              By:
                                                  ----------------------------
                                                    Name:
                                                    Title:


                                             JLA    FUNDING CORPORATION II,
                                                    Purchaser
                                             By:
                                                  ----------------------------
                                                    Name:
                                                    Title:



  Consented and Agreed to:

  LTCB TRUST COMPANY,
    not in its individual capacity
    but solely in its capacity
    as Trustee


  By: /s/ Ronald N. Lamendola
     -------------------------------------
     Name: Ronald N. Lamendola
     Title: SVP



  By: /s/ Barbara Bevelaqua
     -------------------------------------
     Name:  Barbara Bevelaqua
     Title: Vice President

                                                                       EXHIBIT A

                             [FORM OF BILL OF SALE]

                                  BILL OF SALE

                  FOR VALUE RECEIVED, JLA CREDIT CORPORATION, a Delaware corporation (the "Seller"), hereby sells transfers and assigns to JLA FUNDING CORPORATION II, a Delaware corporation (the "Purchaser"), without recourse, all of the right, title and interest of the Seller, whether now owned or hereafter acquired, in, to and under all accounts, money, chattel paper, securities, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, banker's acceptances, uncertificated securities, general intangibles, contract rights, goods and other property consisting of, arising from or relating to the Leases listed on Schedule 1 hereto (the "Schedule of Leases"), including, without limitation, (a) all Rent Payments, Retransfer Amounts and other amounts due or becoming due with respect thereto (other than any payments due pursuant to the terms of any Lease on or before the last day of the calendar month preceding the date hereof or such other date as is specified as the cut-off date in the attached Schedule of Leases (the "related Cut-Off Date"), (b) all rights of the Seller to or under any guarantees of or collateral for the Lessee's obligations under any Lease, (c) the amounts representing Security Deposit Offsets applied to unpaid Rent Payments and Purchase Option Payments due on or to become due after the applicable Cutoff Date, any guaranty relating to a Lease and all moneys constituting collections on such Leases from time to time on deposit in the Lock-Box Account, (d) all rights of the Seller under any program agreement, purchase agreement, assignment agreement, or other document pursuant to which the Seller acquired an interest in any Lease and the Equipment subject thereto and any support agreements or guarantees related thereto, and (e) each Insurance Policy, if any, covering Equipment, including any Insurance Proceeds received pursuant to such Insurance Policy after the applicable Cut-off Date, and (f) all proceeds of any of the foregoing. The Seller hereby also sells, transfers and assigns to the Purchaser all of the Seller's right, title and interest in and to all Equipment covered by each of the Leases listed in the Schedule of Leases and all proceeds thereof. The Seller warrants to the Purchaser that the right, title and interest assigned hereby are not subject to any lien, claim or encumbrance. Although the parties intend, and have expressly so stated, that the conveyance of the Seller's right, title and interest in, to and under the Leases (including the related Equipment) pursuant to this Bill of Sale shall constitute a purchase and sale and not a financing, in order to protect the Purchaser in the event that, despite such express intention that the transaction be treated as a sale, such conveyance is deemed to be a financing, the Seller hereby grants to the Purchaser a first priority security interest in all of the Seller's right, title and interest in, to and under the Leases, including all proceeds thereof, to secure the repayment of such financing, and agrees that this Bill of Sale shall constitute a security agreement under applicable law. All capitalized terms used in this Bill of Sale and not defined herein shall have the meanings assigned to such terms in the Sale and Servicing Agreement. The Seller hereby additionally represents and warrants to the Purchaser that all representations and warranties of Seller with respect to the Leases in Section 3.02 of the Sale and Servicing Agreement are true and correct as of the date hereof.

                  IN WITNESS WHEREOF, the Seller has executed this Bill of Sale as of the date set forth below.

 Dated: ___________________          JLA CREDIT CORPORATION,
                                       a Delaware corporation

                                     By:_________________________________
                                        Name:
                                        Title:

  Accepted:                          JLA FUNDING CORPORATION II,
                                       a Delaware corporation


                                     By:_________________________________
                                        Name:
                                        Title:

                                                                       EXHIBIT B

                              Note Issuance Period

                        [FORM OF MONTHLY SERVICER REPORT]
                                     SAMPLE
--------------------------------------------------------------------------------
                           JLA FUNDING CORPORATION II
                     For the November 16, 1997 Payment Date
                   For the period beginning on October 1, 1997
              and ending on October 31, 1997 ("Collection Period")
--------------------------------------------------------------------------------
                        Date of Report November 10, 1997

Notes Distribution
  a)   Class A Note
       Beginning Balance                                                                                          9,421,052.63
                                                                                                              ----------------
             Interest Distribution                                                                                   75,645.16
          New Issuance Amount                                                                                     9,421,052.63
                                                                                                              ----------------
       Ending Balance                                                                                            18,842,105.26
  b)   Class B Note
       Beginning Balance                                                                                            578,947.37
                                                                                                              ----------------
             Interest Distribution                                                                                    4,918.76
          New Issuance Amount                                                                                       578,947.37
                                                                                                              ----------------
       Ending Balance                                                                                             1,157,894.74
  c)   Aggregate Note Principal Balance (a+b)
       Total Beginning Balance                                                                                   10,000,000.00
                                                                                                              ----------------
       Total New Issuance                                                                                        10,000,000.00
                                                                                                              ================
       Total Ending Balance                                                                                      20,000,000.00
  Non-Utilization Premium Distribution                                                                                5,125.00
  Aggregate Principal Balance of Receivables (see Annex A for further detail)
       Beginning Balance                                                                                         10,421,052.63
                                                                                                              ================
       Ending Balance                                                                                            20,842,055.26
  Cash Reserve Account (see Annex B for further detail)
       Total Available Cash Reserve for current distribution                                                        105,482.46
                                                                                                              ----------------
       Withdrawal from Cash Reserve for distribution                                                                 -2,582.80
       Deposit to Cash Reserve                                                                                      105,263.16
       or Release from Cash Reserve                                                                                       0.00
                                                                                                              ----------------
       Ending Cash Reserve Balance (after Withdrawal, Deposit and Release)                                          208,162.81
       % of Cash Reserve Target Met                                                                                     99.88%
  Collection Account (see Annex A for further detail)
       Collections allocable to Principal for Lease Purchase (prin + prepay + Recov)                                208,561.00
       Collections allocable to Interest (Interest + Cap Pmts + Oth.)                                                91,832.00
       Withdrawals from the Reserve Account                                                                           2,582.80
                                                                                                              ----------------
       Total Available Collections for current distribution                                                         302,975.80


                              Note Issuance Period

Priority of Distributions (see Annex B for further detail)

Total Available Collections for current distribution           302,975.80

 1)    Monthly Trustee Fee & Servicing Fee paid                  8,725.88

 2)    Class A Interest paid                                    75,645.16
 3)    Class B Interest paid                                     4,918.76

 4)    Unused Facility Fee                                       5,125.00
 5)    Principal deposit to Lease Purchase Account             208,561.00
                                                             ------------
       Total Excess Interest before Deposit to Reserve               0.00
       % of beginning receivables bal. (Annualized)                  0.00%

  6)   Deposit to Cash Reserve Account (see Annex B)                 0.00
       Release from Cash Reserve Account                             0.00
                                                             ============
  7)   Total Disbursement to the Company                             0.00

                              Note Issuance Period

Annex A - Receivables and Collections

1) Receivables

                                                                 Number of                                     Aggregate
                                                                  Leases                                   Principal Balance
     Beginning of Collection Period Receivables                                                                10,421,052.63
     Principal Collection                                                                                         208,311.00
     Prepayment Collections                                                                                           200.00
     Defaulted Leases during Collection Period                                                                        100.00
                                                                                                           -----------------
     Net Receivables                                                                                           10,212,441.63
     Deposit to Lease Purchase Account                                                                            208,561.00
     New Purchase                                                                                              10,421,052.63
                                                                ------------                               -----------------
     Total                                                                                                     20,842,055.26

                                                                                                         Aggregate Principal
                    Number of Days                               Number of                             Balance of Receivables
                       Delinquent                               Receivables                              before New Purchase
                    Current (1-29)
                         30-59
                         60-89
                         90-119
                         120-149
                         150-179
                                                                ------------                               -----------------
                                 Total                                                                         10,212,441.63






   2) Collections

       Interest Collections                                                                                        91,832.00
       Principal Collections                                                                                      208,311.00
       Prepayment Collections                                                                                         200.00
       Cap Payments                                                                                                     0.00
       Recoveries                                                                                                      50.00
       Other                                                                                                            0.00
                                                                                                           -----------------
       Total Deposit to Lease Purchase Account (prin + prepay + recoveries)                                       208,561.00
       Total Collections Allocable to I (int + cap + other)                                                        91,832.00


   3) New Notes Issuance and Initial Cash Reserve Deposit

      New Notes Issuance Amount                                                                                10,000,000.00
               New Class A Note Amount                                              89.50%                      9,421,052.63
               New Class B Note Amount                                               5.50%                        578,947.37

     Initial Cash Reserve Deposit                                                       1%                        105,263.16
     New Collateral Principal Balance                                                  99%                     10,421,052.63

                              Note Issuance Period
Annex B - Distributions Due

1) Monthly Fees

     Total Monthly Servicing Fee owing for the current Collection Period                                           8,684.21
                                                                                                                -----------
     Current Amount (% of beginning receivables bal.)                           (1.00%)                            8,684.21
     Amount owing but not paid on any preceding Payment Dates                                                          0.00

     Total Monthly Trustee Fee owing for the current Collection Period                                                41.67
                                                                                                                -----------
     Current Amount (% of beginning notes bat.)                                (0.005%)                               41.67
     Amount owing but not paid on any preceding Payment Dates                                                          0.00
                                                                                                                ===========
     Total Trustee & Servicing Fees                                                                                8,726.88



  2) Distribution Schedule of Interest
      ---------------------------------------------------------------------------------------------------------------------
      Class A                (+0.30%)                              Interest Period
      Libor Reset Interest%            Note Balance               From          To         Days          Interest Schedule
      ---------------------------------------------------------------------------------------------------------------------
         5.6875%             5.9875%           9,421,052.63    10/16/97      11/16/97        31                   48,574.03
         5.7850%             6.0850%           9,421,052.63    10/30/97      11/16/97        17                   27,071.13
      ---------------------------------------------------------------------------------------------------------------------
                                                                                           Total                  75,645.16

      Class A Interest Payment Amount                                                                             75,645.16
      Class A Prior Interest Shortfall                                                                                 0.00
                                                                                                                -----------
      Total Class A Interest Payment Amount                                                                       75,645.16

      ---------------------------------------------------------------------------------------------------------------------
      Class B           (+0.65%)                                    Interest Period
      Libor Reset       Interest%       Note Balance               From          To        Days          Interest Schedule
      ---------------------------------------------------------------------------------------------------------------------
         5.6875%             6.3375%            578,947.37        10/16/97    11/16/97       31                    3,159.48
         5.7850%             6.4350%            578,947.37        10/30/97    11/16/97       17                    1,759.28
      ---------------------------------------------------------------------------------------------------------------------
                                                                                           Total                   4,918.76

      Class B Interest Payment Amount                                                                               4,918.76
      Class B Prior Interest Shortfall                                                                                  0.00
                                                                                                                ------------
      Total Class B Interest Payment Amount                                                                         4,918.76

   3) Non-Utilization Premium
      ----------------------------------------------------------------------------------------------------------------------
                                                             Related Interest Period
            Note Issuance Amount Available Facility             From           To      Days                   Premium Amount
      ----------------------------------------------------------------------------------------------------------------------
                                                                                                                        0.10%
                                           65,000,000.00       10/16/97     10/30/97     14                         2,527.78
                        10,000,000.00      55,000,000.00       10/30/97     11/16/97     17                         2,597.22
                    --------------------------------------------------------------------------------------------------------
                                                                                      Total                         5,125.00

                              Note Issuance Period

4)   Cash Reserve Account
     Available Cash Reserve - beginning of Collection Period                  (1.00%)                            105,263.16
     Interest earned on Available Cash Reserve                                (2.50%)                                219.30
                                                                                                                 ----------
     Total Available Cash Reserve for current distribution                                                       105,482.46
     Withdrawal from Cash Reserve Account                                                                         -2,582.80
     Initial Deposit Amount due to Notes Issuance                                                                105,263.16
     Additional Deposit to Cash Reserve                                                                                0.00
     Total Cash Reserve - before Release                                                                         208,162.81
     Cash Reserve Target (% of ending receivables bal.)                       (1.00%)                            208,420.55
     Release from Cash Reserve                                                                                         0.00
                                                                                                                 ----------
     Total Cash Reserve -End of Collection Period                                                                208,162.81
     % of Cash Reserve Target Met                                                                                    99.88%





  Annex C - Triggers
  1) Target Reserve Percentage
                                    1% during the Note Issuance Period
  2) Loss Ratio and Delinquency Ratio as the end of Collection Period

                                                              Calculated %                      Trigger %
                                                              ------------                      ---------
                    3 mth Avg. Default%                                                            4%
                3 mth Avg. Delinquency%                                                            5%
  3) Compliance with principal schedule Interest Rate Cap                                                              YES
                                                                                                           ---------------
  4) Compliance with Customer Concentration Limitation                           1.50%                                 YES
                                                                                                           ---------------
  5) Portfolio Performance table (Format see p29 of PPM)


                            Note Amortization Period
                        [FORM OF MONTHLY SERVICER REPORT]
                                   S A M P L E
--------------------------------------------------------------------------------
                           JLA FUNDING CORPORATION II
                       For the June 16, 1998 Payment Date
                     For the period beginning on May 1, 1998
                and ending on May 31, 1998 ("Collection Period")
--------------------------------------------------------------------------------

                          Date of Report: June 10, 1997

Notes Distribution
a)   Class A Note
     Beginning Balance                                                                                  70,658,000.00
                                                                                                        -------------
               Interest Distribution                                                                       364,305.78
               Principal Distribution                                                                    1,472,167.99
                                                                                                        -------------
                  Total Distributions                                                                    1,836,473.77
                                                                                                        =============
     Ending Balance                                                                                     69,185,832.01
  b) Class B Note
     Beginning Balance                                                                                   4,342,000.00
                                                                                                        -------------
                Interest Distribution                                                                       23,695.56
               Principal Distribution                                                                       90,466.10
                                                                                                        -------------
                  Total Distributions                                                                      114,161.66
                                                                                                        =============
     Ending Balance                                                                                      4,261,533.90
  c) Aggregate Note Principal Balance (a+b)
     Beginning Balance                                                                                  75,000,000.00
                                                                                                        =============
     Ending Balance                                                                                     73,437,365.91
  Aggregate Principal Balance of Receivables (see Annex A for further detail)
     Beginning Balance                                                                                  78,947.000.00
     Ending Balance                                                                                     77,384,365.91
  Cash Reserve Account (see Annex B for further detail)
     Total Available Cash Reserve for current distribution                                                 790,643.75
     Withdrawal from Cash Reserve for distribution                                                               0.00

     Deposit to Cash Reserve                                                                                     0.00
     or Release from Cash Reserve                                                                           16,800.09
     Ending Cash Reserve Balance (after Withdrawal, Deposit and Release)                                   773,843.66
     % of Cash Reserve Target Met                                                                              100.00%
  Collection Account (see Annex A for further detail)
     Total Collections (Interest + Principal + Prepayments + Cap Pmts + Oth.)                            2,251,300.95
     Withdrawals from the Reserve Account                                                                        0.00
                                                                                                        -------------
     Total Available Collections for current distribution                                                2,251,300.95

                            Note Amortization Period


Priority of Distributions (see Annex B for further detail)
Total Available Collections for current distribution                2,251,300.95
1) Monthly Trustee Fee & Servicing Fee paid                           66,101.67
2) Class A Interest paid                                             364,305.78
3) Class B Interest paid                                              23,695.56
4) Class A Principal Payment Amount paid                           1,472,167.99
5) Class B Principal Payment Amount paid                              90,466.10
                                                                   ------------
   Total Excess Interest before Deposit to Reserve                   234,563.85
   % of beginning receivables bal. (Annualized)                            3.57%
6) Deposit to Cash Reserve Account (see Annex B)                           0.00
   Release from Cash Reserve Account                                  16,800.09
                                                                    ===========
7) Total Disbursement to the Company                                 251,363.94

                            Note Amortization Period


Annex A - Receivables and Collections

1) Receivables
                                                                Number of                                  Aggregate
                                                                 Leases                                Principal Balance
   Beginning of Collection Period Receivables                    1,883                                    78,947,000.00
   Principal Collection                                            0                                       1,562,334.09
   Prepayment Collections                                          0                                             200.00
   Defaulted Leases during Collection Period                       1                                             100.00
                                                             --------------------------------------------------------------
   End of Collection Period Receivables                          1,882                                    77,384,365.91



                                                                                                End of Collection Period
                                Number of Days                  Number of                            Aggregate Principal
                                  Delinquent                   Receivables                        Balance of Receivables

                                 Current(1-29)
                                     30-59
                                     60-89
                                    90-119
                                    120-149
                                    150-179
                                 ---------------------------------------------------------------------------------------
                                         Total                                                             77,384,365.91






2) Collections
   Interest Collections                                                                                       688,746.86
   Principal Collections                                                                                    1,562,334.09
   Prepayment Collections (partial + full prepay)                                                                 200.00
   Recoveries                                                                                                      20.00
   Cap Payments                                                                                                     0.00
   Other -                                                                                                          0.00
                                                                                                            ------------
   Total Available Collections for current distribution                                                     2,251,300.95


                            Note Amortization Period

Annex B - Distributions Due

1) Monthly Fees
   Total Monthly Servicing Fee owing for the current Collection Period                                       65,789.17
                                                                                                      -----------------
   Current Amount (% of beginning receivables bal.)                                (1.00%)                   65,789.17
   Amount owing but not paid on any preceding Payment Dates                                                       0.00
   Total Monthly Trustee Fee owing for the current Collection Period                                            312.50
                                                                                                      -----------------
   Current Amount (% of beginning notes bal.)                                     (0.005%)                      312.60
   Amount owing but not paid on any preceding Payment dates                                                       0.00

                                                                                                      =================
   Total Trustee & Servicing Fees                                                                            66,101.67
2) Total support for Class A (Beginning Receiv. - A + Resv)                                               9,079,643.75
   Trigger for Pro-Rata to Sequential Allocation            (<2,072,368                                            No
3) Distribution Schedule of Principal
   Total Scheduled Principal Payment Amount including:                                                    1,562,634.09
                                                                                                      -----------------
   (i)  Total Collections allocated to Principal (prin + prepay)                                          1,562,534.09
   (ii) Defaulted Receivables                                                                                   100.00
   Class A Percentage A/(A+B)                                                                                   94.21%
   Class A Principal Payment Amount                                                                       1,472,167.99
   Class A Prior Principal Shortfall                                                                              0.00
                                                                                                      -----------------
   Total Class A Principal Payment Amount                                                                 1,472,167.99
   Class B Percentage B/(A+B)                                                                                    5.79%
   Class B Principal Payment Amount                                                                          90,466.10
   Class B Prior Principal Shortfall                                                                              0.00
                                                                                                      -----------------
   Total Class B Principal Payment Amount                                                                    90,466.10
4) Distribution Schedule of Interest
   Libor Reset                                                                                                 5.6875%

   Interest Period                             5/15/98           to               6/15/98                      31 days
   Class A Interest Rate          (+0.30%)                                                                     5.9875%
   Class A Beginning Balance                                                                             70,658,000.00
                                                                                                      -----------------
   Class A Interest Payment Amount                                                                          364,305.78
   Class A Prior Interest Shortfall                                                                               0.00
   Total Class A Interest Payment Amount                                                                    364,305.78
   Interest Period                             5/15/98           to               6/15/98                      31 days
   Class B Interest Rate          (+0.65%)                                                                     6.3375%
   Class B Beginning Balance                                                                              4,342,000.00
                                                                                                      -----------------
   Class B Interest Payment Amount                                                                           23,695.56
   Class B Prior Interest Shortfall                                                                               0.00
                                                                                                      -----------------
   Total Class B Interest Payment Amount                                                                     23,695.56

        Total Scheduled Interest Payment Amount
                                                                                                            388,001.34


                            Note Amortization Period

5)   Cash Reserve Account
     Available Cash Reserve - beginning of Collection Period                                                  789,000.00
     Interest earned on Available Cash Reserve                                      (2.50%)                     1,643.75
                                                                                            ----------------------------
     Total Available Cash Reserve for current distribution                                                    790,643.75
     Withdrawal from Cash Reserve Account                                                                           0.00
     Deposit to Cash Reserve                                                                                        0.00
     Release from Cash Reserve                                                                                 16,800.09
                                                                                            ----------------------------
     Total Cash Reserve - end of Collection Period                                                            773,843.66
     Cash Reserve Target                                                            (1.00%)                   773,843.66
     % of Cash Reserve Target Met                                                                                100.00%



Annex C -Triggers

1) Target Reserve Percentage (if triggered, resv target %=10%-calc%+1.5%)

                                                                 Calculated %      Trigger %       Reserve Target %
                                                                 ------------      ---------
                             Wt.Avg.Lease Rate                      11.16%           9.75%              1.00%


2) Loss Ratio and Delinquency Ratio as the end of Collection Period

                                                                 Calculated %      Trigger %
                                                                 ------------      ---------
                             3mth Avg. Default%                                          4%
                        3 mth Avg. Delinquency%                                          5%


3) Compliance with principal schedule of Interest Rate Cap (Yes/No)                                                         Yes
4) Compliance With Customer Concentration Limitation (Yes/No)                         1.25%                                 Yes
5) Occurance of Lease Substitution (Yes/No)                                                                                  No
         If Yes, complicance with Lease Substitution (Yes/No/N.A.)                                                          N.A.

5) Portfolio Performance table
   (Format see p29 of PPM)